                       MONTHLY CERTIFICATEHOLDER STATEMENT
                         FASCO AUTO GRANTOR TRUST 1996-1
                         6.65% ASSET-BACKED CERTIFICATES


Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,567,074.39

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $114,159.46

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,452,914.93

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $18.55

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.35

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $17.20

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $64,399.37

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                         $9,035.18

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $55,364.19

          (j)      Scheduled Payments due in such Collection Period                                    $1,168,775.64

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,123,705.90

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $21,684,424.18

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $20,176,145.03

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9304441

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $52,604.05

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,445.63

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.62

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $21,678.78

          (b)      Distributions (to) from Collection Account                                             ($1,957.61)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $65.70

          (d)      Ending Payahead Account Balance                                                        $19,786.87

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $19,147,288.03
                          Spread Account Balance                                                       $5,923,455.08

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $48,317.85

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $21,540.70

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $222,244.23

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  57
                          Aggregate Gross Amount                                                         $321,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  66
                          Aggregate Gross Amount                                                         $527,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            3.87%

          (b)      Average Delinquency Ratio                                                                    5.29%

          (c)      Cumulative Default Ratio                                                                    19.31%

          (d)      Cumulative Net Loss Ratio                                                                   14.46%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



FASCO AUTO GRANTOR TRUST 1996-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,717,811.37
     LOCK BOX NSF ITEMS:                                                                                  (17,969.14)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  1,957.61
     COLLECTION ACCOUNT INTEREST                                                                            6,171.13
     PAYAHEAD ACCOUNT INTEREST                                                                                 65.70
     TOTAL COLLECTION PROCEEDS:                                                                         1,708,036.67
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  21,684,424.18
                                 Principal portion of payments collected (non-prepayments)                               794,023.58
                                 Prepayments in full allocable to principal                                              440,511.00
                          Collections allocable to principal                                            1,234,534.58
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      72,605.33
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,307,139.91

                   Realized Losses                                                                        222,244.23
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     20,155,040.04

          INTEREST
                          Collections allocable to interest                                               329,682.32
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        71,214.44
                                                                                                      ---------------
                   Total Interest                                                                         400,896.76

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                20,600,202.96
          Beginning of Period Class B Principal Balance                                                 1,084,221.19

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,875,137.23
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           16,463.34
          Aggregate Payahead Balance                                                                       19,721.17
          Aggregate Payahead Balance for preceding Distribution Date                                       21,678.78
          Interest Earned on Payahead Balances                                                                 65.70
          Scheduled Payments due in Collection Period                                                   1,168,775.64
          Scheduled Payments collected in Collection Period                                             1,123,705.90
          Aggregate Amount of Realized Losses for preceding Distribution Date                             222,244.23

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    430.41
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 57     321,000.00
          60+ days delinquent                                                                                     66     527,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close               848,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          228,236.43
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             5.06%
          Delinquency Ratio for third preceding Determination Date                                              6.94%

          Cumulative Defaults for preceding Determination Date                                         16,941,887.08

          Cumulative Net Losses for preceding Determination Date                                       12,700,565.99

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,564,216.90
                          Liquidation Proceeds                                                             72,605.33
                          Recoveries                                                                       71,214.44
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     1,708,036.67

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       794,023.58
                          Prepayments in full allocable to principal                                      440,511.00
                          Principal Balance of Liquidated Receivables                                     294,849.56
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       1,529,384.14

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       1,529,384.14
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,452,914.93
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,452,914.93

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           20,600,202.96
                   Multiplied by Certificate Pass-Through Rate                                                  6.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  114,159.46

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       1,529,384.14
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  76,469.21

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            1,084,221.19
                   Multiplied by Certificate Pass-Through Rate                                                 10.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                           9,035.18

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            1,708,036.67
                   minus
                   Class A Principal and Interest Distributable Amount                                  1,567,074.39
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                  9,035.18
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  76,469.21
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      701.47
                   Standby Servicer distributions                                                           1,445.63
                   Servicer distributions                                                                  52,604.05
                   Collateral Agent distributions                                                             271.06
                   Reimbursement Obligations                                                               21,540.70
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                               Use
                                                                                                               ---
  (i)       Standby Fee                                                                                     1,445.63
            Servicing Fee (2.0%)                                                                           36,140.71
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         16,463.34
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       271.06
            Trustee's out-of-pocket expenses                                                                  430.41
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              271.06
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         114,159.46
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         114,159.46
  (viii)(A) Class B Coupon Interest - Unadjusted                                                            9,035.18
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                  9,035.18
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,452,914.93
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,452,914.93
  (vi)      Certificate Insurer Premium                                                                     5,584.63
            Certificate Insurer Premium Supplement                                                         15,956.07
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              76,469.21
            Class B Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class B Principal Shortfall                                                     (21,105.02)
            Adjusted Class B Principal Distributable Amount                                                55,364.19
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                20,600,202.96
                   Class A Principal Distributions                                                      1,452,914.93
          Class A End of Period Principal Balance                                                      19,147,288.03

          Class B Beginning of Period Principal Balance                                                 1,084,221.19
                   Class B Principal Distributable Amount                                                  55,364.19
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,028,857.00
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,028,857.00

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,708,036.67
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     169,181.67
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,538,855.00

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,538,855.00
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                       9,035.18
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,529,819.82

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,529,819.82
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,452,914.93
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                           76,904.89

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                       76,904.89
     (vi) Certificate Insurer Premium                                                                       5,584.63
     (v)  Certificate Insurer Premium Supplement                                                           15,956.07
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           55,364.19

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        55,364.19
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           76,469.21
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               (21,105.02)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 (21,105.02)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                 848,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                    848,000.00

                          Aggregate Gross Principal Balance as of the close of                         21,924,805.70
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            3.87%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.87%
                          Delinquency Ratio for second preceding Determination Date                             5.06%
                          Delinquency Ratio for third preceding Determination Date                              6.94%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.29%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 16,941,887.08
                                 Current Period Defaulted Receivables                                     228,236.43
                                                                                                      ---------------
                                 Total                                                                 17,170,123.51

                                 Cumulative Defaulted Receivables                                      17,170,123.51
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Default Ratio                                                                    19.31%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          284,849.56

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (143,819.77)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   151,029.79
                                 Cumulative Previous Net Losses                                        12,700,565.99
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 12,681,595.78
                                 Original Pool Balance                                                 88,900,750.37

                   Cumulative Net Loss Ratio                                                                   14.46%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       54.67
          Weighted Average Remaining Term                                                                      22.69
          Weighted Average Annual Percentage Rate                                                              20.26%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,017,614.50
                          15% of Outstanding Certificate Balance                                                       3,026,421.75
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          19,147,288.03

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,667,022.51
                          Outstanding Certificate Balance                                                             20,176,145.03
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,667,022.51

          Required Spread Account Amount                                                               19,147,288.03
          Beginning of Period Spread Account Balance                                                    5,875,137.23
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          24,115.30
          Required addition to/(eligible withdrawal from) Spread Account                               13,248,035.50
          Earnings on Spread Account Balance                                                               24,202.55
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 5,923,455.08



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-2
                         6.70% ASSET-BACKED CERTIFICATES


Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.


A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $1,780,259.67

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $149,277.54

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,630,982.13

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $20.34

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.71

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $18.63

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $92,057.19

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $16,254.64

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $75,802.55

          (j)      Scheduled Payments due in such Collection Period                                    $1,336,109.02

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,335,995.14

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $28,143,449.10

          (b)      The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $26,755,648.39

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9506883

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $64,974.22

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $1,876.23

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.74

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $26,456.42

          (b)      Distributions (to) from Collection Account                                             ($6,677.38)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $85.01

          (d)      Ending Payahead Account Balance                                                        $19,864.05

     5    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $25,105,294.48
                          Spread Account Balance                                                       $4,840,028.87

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $56,761.58

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $28,243.46

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $350,828.58

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                  77
                          Aggregate Gross Amount                                                         $632,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                  71
                          Aggregate Gross Amount                                                         $653,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.41%

          (b)      Average Delinquency Ratio                                                                    5.55%

          (c)      Cumulative Default Ratio                                                                    18.87%

          (d)      Cumulative Net Loss Ratio                                                                   14.28%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO GRANTOR TRUST 1996-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         1,974,276.36
     LOCK BOX NSF ITEMS:                                                                                  (19,213.80)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                  6,677.38
     COLLECTION ACCOUNT INTEREST                                                                            6,573.90
     PAYAHEAD ACCOUNT INTEREST                                                                                 85.01
     TOTAL COLLECTION PROCEEDS:                                                                         1,968,398.85
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  28,143,449.10
                                 Principal portion of payments collected (non-prepayments)                               815,480.91
                                 Prepayments in full allocable to principal                                              455,929.00
                          Collections allocable to principal                                            1,271,409.91
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                      94,584.81
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,365,994.72

                   Realized Losses                                                                        350,828.58
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     26,426,625.80

          INTEREST
                          Collections allocable to interest                                               520,514.23
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        81,889.90
                                                                                                      ---------------
                   Total Interest                                                                         602,404.13

     CERTIFICATE INFORMATION
           Beginning of Period Class A Principal Balance                                               26,736,276.61
           Beginning of Period Class B Principal Balance                                                1,726,156.46

     MISCELLANEOUS BALANCES
           Beginning of Period Spread Account Balance                                                   4,783,267.29
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          18,068.47
           Aggregate Payahead Balance                                                                      19,779.04
           Aggregate Payahead Balance for preceding Distribution Date                                      26,456.42
           Interest Earned on Payahead Balances                                                                85.01
           Scheduled Payments due in Collection Period                                                  1,336,109.02
           Scheduled Payments collected in Collection Period                                            1,335,995.14
           Aggregate Amount of Realized Losses for preceding Distribution Date                            350,828.58

     MISCELLANEOUS CURRENT EXPENSES
           Trustee's out-of-pocket expenses                                                                   280.51
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
           31 - 59 days delinquent                                                                                77     632,000.00
           60+ days delinquent                                                                                    71     653,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
           Principal Balance of all Receivables delinquent more than 30 days as of the close            1,285,000.00
                    of business on the last day of the related Collection Period.
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance of all Receivables that became Defaulted Receivables                         256,091.70
                    during the related Collection Period.

           Delinquency Ratio for second preceding Determination Date                                            5.12%
           Delinquency Ratio for third preceding Determination Date                                             7.13%

           Cumulative Defaults for preceding Determination Date                                        17,130,245.41

           Cumulative Net Losses for preceding Determination Date                                      12,885,424.85

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             1,791,924.14
                           Liquidation Proceeds                                                            94,584.81
                           Recoveries                                                                      81,889.90
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    1,968,398.85

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      815,480.91
                           Prepayments in full allocable to principal                                     455,929.00
                           Principal Balance of Liquidated Receivables                                    445,413.39
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                      ---------------
                    Principal Distributable Amount                                                      1,716,823.30

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      1,716,823.30
                    Times Class A Percentage (95%)                                                                95%
                                                                                                      ---------------
                                                                                                        1,630,982.13
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                      ---------------
                    Class A Principal Distributable Amount                                              1,630,982.13

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          26,736,276.61
                    Multiplied by Certificate Pass-Through Rate                                                 6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class A Interest Distributable Amount                                                 149,277.54

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      1,716,823.30
                    Times Class B Percentage (5%)                                                                  5%
                                                                                                      ---------------
                    Class B Principal Distributable Amount                                                 85,841.16

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           1,726,156.46
                    Multiplied by Certificate Pass-Through Rate                                                11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                      ---------------
                    Class B Coupon Interest Amount                                                         16,254.64

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           1,968,398.85
                    minus
                    Class A Principal and Interest Distributable Amount                                 1,780,259.67
                    Class A Interest Carryover Shortfall                                                        0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                16,254.64
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                 85,841.16
                    Class B Principal Carryover Shortfall                                                 318,983.99
                    Trustee distributions                                                                     632.30
                    Standby Servicer distributions                                                          1,876.23
                    Servicer distributions                                                                 64,974.22
                    Collateral Agent distributions                                                            355.78
                    Reimbursement Obligations                                                              28,243.46
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                318,983.99
                                                                                                      ---------------
                                                                                                          318,983.99

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00



CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     1,876.23
            Servicing Fee (2.0%)                                                                           46,905.75
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         18,068.47
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       351.79
            Trustee's out-of-pocket expenses                                                                  280.51
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              355.78
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent  Fee from prior Collection Periods                                          0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         149,277.54
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         149,277.54
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           16,254.64
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 16,254.64
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,630,982.13
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,630,982.13
  (vi)      Certificate Insurer Premium                                                                     7,322.38
            Certificate Insurer Premium Supplement                                                         20,921.08
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                              85,841.16
            Class B Principal Carryover Shortfall - Previous Month(s)                                     318,983.99
            Current Month Class B Principal Shortfall                                                    (329,022.60)
            Adjusted Class B Principal Distributable Amount                                                75,802.55
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                26,736,276.61
                   Class A Principal Distributions                                                      1,630,982.13
          Class A End of Period Principal Balance                                                      25,105,294.48

          Class B Beginning of Period Principal Balance                                                 1,726,156.46
                   Class B Principal Distributable Amount                                                  75,802.55
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   1,650,353.91
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    1,650,353.91

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           1,968,398.85
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     217,116.07
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,751,282.78

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     1,751,282.78
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      16,254.64
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,735,028.14

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    1,735,028.14
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,680,982.13
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          104,046.01

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      104,046.01
     (vi) Certificate Insurer Premium                                                                       7,322.38
     (v)  Certificate Insurer Premium Supplement                                                           20,921.08
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           75,802.55

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        75,802.55
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                           85,841.16
     (iii)Prior month(s) carryover shortfalls                                                             318,983.99
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (329,022.60)
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (329,022.60)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,285,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,285,000.00

                          Aggregate Gross Principal Balance as of the close of                         29,153,981.15
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.41%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.41%
                          Delinquency Ratio for second preceding Determination Date                             5.12%
                          Delinquency Ratio for third preceding Determination Date                              7.13%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.55%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,130,245.41
                                 Current Period Defaulted Receivables                                     256,091.70
                                                                                                      ---------------
                                 Total                                                                 17,386,337.11

                                 Cumulative Defaulted Receivables                                      17,386,337.11
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Default Ratio                                                                    18.87%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          445,413.39

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (176,474.71)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   268,938.68
                                 Cumulative Previous Net Losses                                        12,885,424.85
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,154,363.53
                                 Original Pool Balance                                                 92,129,299.54

                   Cumulative Net Loss Ratio                                                                   14.28%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       55.54
          Weighted Average Remaining Term                                                                      26.17
          Weighted Average Annual Percentage Rate                                                              20.43%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       2,675,564.84
                          15% of Outstanding Certificate Balance                                                       4,013,347.26
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          25,105,294.48

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,763,878.99
                          Outstanding Certificate Balance                                                             26,755,648.39
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,763,878.99

          Required Spread Account Amount                                                               25,105,294.48
          Beginning of Period Spread Account Balance                                                    4,783,267.29
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                          36,956.23
          Required addition to/(eligible withdrawal from) Spread Account                               20,285,070.96
          Earnings on Spread Account Balance                                                               19,805.35
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 4,840,028.87




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1996-3
                         6.30% ASSET-BACKED CERTIFICATES


Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,080,383.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $170,667.86

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $1,909,715.14

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $23.58

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $1.93

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $21.65

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $84,040.11

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $18,425.97

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $65,614.14

          (j)      Scheduled Payments due in such Collection Period                                    $1,474,794.51

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $1,369,786.81

B.   Information Regarding the Performance of the Trust.
     1    Pool Balance and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $34,219,119.99

          (b)      The aggregate balance of the Certificates as of the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph
                   A.1.(c) above                                                                      $32,711,274.57

          (c)      The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9559356

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $76,648.88

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,281.27

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.87

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $24,714.88

          (b)      Distributions (to) from Collection Account                                               ($249.56)
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                       $75.85

          (d)      Ending Payahead Account Balance                                                        $24,541.17

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                             $9,179,534.65
                          Spread Account Balance                                                       $6,008,979.17

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $30,879.18

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $34,423.25

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $398,047.45

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  82
                          Aggregate Gross Amount                                                         $761,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  86
                          Aggregate Gross Amount                                                         $901,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.62%

          (b)      Average Delinquency Ratio                                                                    5.48%

          (c)      Cumulative Default Ratio                                                                    17.45%

          (d)      Cumulative Net Loss Ratio                                                                   14.06%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes




CPS AUTO GRANTOR TRUST 1996-3
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         2,300,026.61
     LOCK BOX NSF ITEMS:                                                                                  (28,848.52)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                    249.56
     COLLECTION ACCOUNT INTEREST                                                                            7,486.59
     PAYAHEAD ACCOUNT INTEREST                                                                                 75.85
     TOTAL COLLECTION PROCEEDS:                                                                         2,278,990.09
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  34,219,119.99
                                 Principal portion of payments collected (non-prepayments)                               838,541.14
                                 Prepayments in full allocable to principal                                              608,475.00
                          Collections allocable to principal                                            1,447,016.14
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     165,162.87
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,612,179.01

                   Realized Losses                                                                        398,047.45
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     32,208,893.53

          INTEREST
                          Collections allocable to interest                                               531,245.67
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       135,565.41
                                                                                                      ---------------
                   Total Interest                                                                         666,811.08

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                32,508,163.96
          Beginning of Period Class B Principal Balance                                                 2,178,439.89

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    5,978,099.99
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           19,617.01
          Aggregate Payahead Balance                                                                       24,465.32
          Aggregate Payahead Balance for preceding Distribution Date                                       24,714.88
          Interest Earned on Payahead Balances                                                                 75.85
          Scheduled Payments due in Collection Period                                                   1,474,794.51
          Scheduled Payments collected in Collection Period                                             1,369,786.81
          Aggregate Amount of Realized Losses for preceding Distribution Date                             398,047.45

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    352.26
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 82     761,000.00
          60+ days delinquent                                                                                     86     901,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             1,662,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          344,993.13
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.89%
          Delinquency Ratio for third preceding Determination Date                                              6.92%

          Cumulative Defaults for preceding Determination Date                                         15,854,270.88

          Cumulative Net Losses for preceding Determination Date                                       12,789,536.00

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              1,978,261.81
                          Liquidation Proceeds                                                            165,162.87
                          Recoveries                                                                      135,565.41
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     2,278,990.09

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       838,541.14
                          Prepayments in full allocable to principal                                      608,475.00
                          Principal Balance of Liquidated Receivables                                     563,210.32
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,010,226.46

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       2,010,226.46
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        1,909,715.14
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               1,909,715.14

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                           32,508,163.96
                   Multiplied by Certificate Pass-Through Rate                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  170,667.86

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       2,010,226.46
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 100,511.32

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,178,439.89
                   Multiplied by Certificate Pass-Through Rate                                                 10.15%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          18,425.97

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            2,278,990.09
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,080,383.00
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 18,425.97
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 100,511.32
                   Class B Principal Carryover Shortfall                                                  467,483.88
                   Trustee distributions                                                                      780.00
                   Standby Servicer distributions                                                           2,281.27
                   Servicer distributions                                                                  76,648.88
                   Collateral Agent distributions                                                             433.58
                   Reimbursement Obligations                                                               34,423.25
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                467,483.88
                                                                                                      ---------------
                                                                                                          467,483.88

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00




CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,281.27
            Servicing Fee (2.0%)                                                                           57,031.87
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         19,617.01
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       427.74
            Trustee's out-of-pocket expenses                                                                  352.26
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              433.58
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         170,667.86
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         170,667.86
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           18,425.97
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 18,425.97
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      1,909,715.14
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       1,909,715.14
  (vi)      Certificate Insurer Premium                                                                     8,924.55
            Certificate Insurer Premium Supplement                                                         25,498.71
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             100,511.32
            Class B Principal Carryover Shortfall - Previous Month(s)                                     467,483.88
            Current Month Class B Principal Shortfall                                                    (502,381.06)
            Adjusted Class B Principal Distributable Amount                                                65,614.14
       (C)  Excess Interest Amount for Deposit in Spread Account                                                0.00




     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                                32,508,163.96
                   Class A Principal Distributions                                                      1,909,715.14
          Class A End of Period Principal Balance                                                      30,598,448.82

          Class B Beginning of Period Principal Balance                                                 2,178,439.89
                   Class B Principal Distributable Amount                                                  65,614.14
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   2,112,825.75
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    2,112,825.75

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,278,990.09
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                    250,811.59
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,028,178.50

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                    2,028,178.50
     (ii) Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                     18,425.97
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,009,752.53

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                   2,009,752.53
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   1,909,715.14
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          100,037.39

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      100,037.39
     (vi) Certificate Insurer Premium                                                                       8,924.55
     (v)  Certificate Insurer Premium Supplement                                                           25,498.71
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           65,614.14

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        65,614.14
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          100,511.32
     (iii)Prior month(s) carryover shortfalls                                                             467,483.88
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (502,381.06)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (502,381.06)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               1,662,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  1,662,000.00

                          Aggregate Gross Principal Balance as of the close of                         35,962,304.39
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.62%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.62%
                          Delinquency Ratio for second preceding Determination Date                             4.89%
                          Delinquency Ratio for third preceding Determination Date                              6.92%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.48%
                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 15,854,270.88
                                 Current Period Defaulted Receivables                                     344,993.13
                                                                                                      ---------------
                                 Total                                                                 16,199,264.01

                                 Cumulative Defaulted Receivables                                      16,199,264.01
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Default Ratio                                                                    17.45%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          563,210.32

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (300,728.28)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   262,482.04
                                 Cumulative Previous Net Losses                                        12,789,536.00
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 13,052,018.04
                                 Original Pool Balance                                                 92,857,811.12

                   Cumulative Net Loss Ratio                                                                   14.06%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.03
          Weighted Average Remaining Term                                                                      29.20
          Weighted Average Annual Percentage Rate                                                              20.46%
     SPREAD ACCOUNT
          Spread Account Cap
                          10% of Outstanding Certificate Balance                                                       3,271,127.46
                          15% of Outstanding Certificate Balance                                                       4,906,691.19
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                           9,179,534.65

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        2,785,734.33
                          Outstanding Certificate Balance                                                             32,711,274.57
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         2,785,734.33

          Required Spread Account Amount                                                                9,179,534.65
          Beginning of Period Spread Account Balance                                                    5,978,099.99
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           5,781.90
          Required addition to/(eligible withdrawal from) Spread Account                                3,195,652.76
          Earnings on Spread Account Balance                                                               25,097.28
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 6,008,979.17



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-1
                         6.55% ASSET-BACKED CERTIFICATES

Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,429,369.73

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $223,130.82

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,206,238.91

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $24.99

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.30

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $22.70

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $110,576.22

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $27,930.04

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                    $82,646.18

         (j)       Scheduled Payments due in such Collection Period                                    $1,722,762.31

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $1,671,690.48

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances.
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $43,030,451.14

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $41,464,490.41

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9636081

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $89,376.27

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,868.70

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $0.92

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                               Number                                                                              0
                               Aggregate Purchase Amount                                                       $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $28,309.00

         (b)       Distributions (to) from Collection Account                                              $1,245.70
                   for Payaheads

         (c)       Interest earned on Payahead Balances                                                      $272.93

         (d)       Ending Payahead Account Balance                                                        $29,827.63

     5   Spread Account.
         (a)       The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                               Specified Spread Account Balance                                       $11,601,806.90
                               Spread Account Balance                                                  $7,189,465.48

         (b)       The change in the spread account on the Distribution
                   Date set forth above                                                                   $38,071.36

     6   Policy
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $43,506.78

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $509,282.07

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                               Number                                                                            110
                               Aggregate Gross Amount                                                  $1,113,000.00

         (d)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60  days or more
                               Number                                                                             90
                               Aggregate Gross Amount                                                  $1,025,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            4.69%

         (b)       Average Delinquency Ratio                                                                    5.88%

         (c)       Cumulative Default Ratio                                                                    17.70%

         (d)       Cumulative Net Loss Ratio                                                                   13.89%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     Gross Collection Proceeds:                                                                         2,691,270.78
     Lock Box NSF Items:                                                                                  (21,948.66)
     Transfers from (to) Payahead Account:                                                                 (1,245.70)
     Collection Account Interest                                                                            8,854.52
     Payahead Account Interest                                                                                272.93
     Total Collection Proceeds:                                                                         2,677,203.87
     For Distribution Date:                                                                                  5/17/99
     For Determination Date:                                                                                 5/10/99
     For Collection Period:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          Principal
          Beginning Principal Balance                                                                  43,030,451.14
                                  Principal portion of payments collected (non-prepayments)                              917,714.16
                                  Prepayments in full allocable to principal                                             676,721.00
                          Collections allocable to principal                                            1,594,435.16
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     218,639.52
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                    Total Principal                                                                     1,813,074.68

                    Realized Losses                                                                       509,282.07
                    Cram Down Losses                                                                            0.00

          Ending Principal Balance                                                                     40,708,094.39

          INTEREST
                                  Collections allocable to interest                                       753,976.32
                                  Liquidation Proceeds allocable to interest                                    0.00
                                  Purchase Amounts allocable to interest                                        0.00
                                  Recoveries from Liquidated Receivables from prior periods               110,152.87
                                                                                                      ---------------
                      Total Interest                                                                      864,129.19

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                                40,878,928.58
          Beginning of Period Class B Principal Balance                                                 2,874,446.93

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    7,151,394.12
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           17,658.85
          Aggregate Payahead Balance                                                                       29,554.70
          Aggregate Payahead Balance for preceding Distribution Date                                       28,309.00
          Interest Earned on Payahead Balances                                                                272.93
          Scheduled Payments due in Collection Period                                                   1,722,762.31
          Scheduled Payments collected in Collection Period                                             1,671,690.48
          Aggregate Amount of Realized Losses for preceding Distribution Date                             509,282.07

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    421.37
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                110    1,113,000.00
          60+ days delinquent                                                                                     90    1,025,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                      of business on the last day of the related Collection Period.                     2,138,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                      and that were delinquent 30 days or more.                                                 0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                      during the related Collection Period.                                               405,962.35

          Delinquency Ratio for second preceding Determination Date                                             5.22%
          Delinquency Ratio for third preceding Determination Date                                              7.73%

          Cumulative Defaults for preceding Determination Date                                         17,709,674.83

          Cumulative Net Losses for preceding Determination Date                                       13,818,242.34

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,348,411.48
                          Liquidation Proceeds                                                            218,639.52
                          Recoveries                                                                      110,152.87
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
                   Total Distribution Amount                                                            2,677,203.87

     DISTRIBUTABLE AMOUNT
          PRINCIPAL DISTRIBUTABLE AMOUNT
                          Principal portion of payments collected (non-prepayments)                       917,714.16
                          Prepayments in full allocable to principal                                      676,721.00
                          Principal Balance of Liquidated Receivables                                     727,921.59
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,322,356.76

          CLASS A PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,322,356.75
                      Times Class A Percentage (95%)                                                              95%
                                                                                                      ---------------
                                                                                                        2,206,238.91
                      Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                     0.00
                                                                                                      ---------------
                      Class A Principal Distributable Amount                                            2,206,238.91

          CLASS A INTEREST DISTRIBUTABLE AMOUNT
                      Beginning of Period Principal Balance of the Certificates                        40,878,928.58
                      Multiplied by Certificate Pass-Through Rate                                               6.55%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class A Interest Distributable Amount                                               223,130.82

          CLASS B PRINCIPAL DISTRIBUTABLE AMOUNT
                      Principal Distributable Amount                                                    2,322,356.75
                      Times Class B Percentage (5%)                                                                5%
                                                                                                      ---------------
                      Class B Principal Distributable Amount                                              116,117.84

          CLASS B COUPON INTEREST AMOUNT
                      Beginning of Period Principal Balance of the Certificates                         2,874,446.93
                      Multiplied by Certificate Pass-Through Rate                                              11.66%
                      Multiplied by 30/360, or for the first Distribution Date, by 29/360                  0.0833333
                                                                                                      ---------------
                      Class B Coupon Interest Amount                                                       27,930.04

          CLASS B EXCESS INTEREST AMOUNT
                      Total Distribution Amount                                                         2,677,203.87
                      minus
                      Class A Principal and Interest Distributable Amount                               2,429,369.73
                      Class A Interest Carryover Shortfall                                                      0.00
                      Class A Principal Carryover Shortfall                                                     0.00
                      Class B Coupon Interest                                                              27,930.04
                      Class B Interest Carryover Shortfall                                                      0.00
                      Class B Principal Distributable Amount                                              116,117.84
                      Class B Principal Carryover Shortfall                                               722,924.37
                      Trustee distributions                                                                   959.25
                      Standby Servicer distributions                                                        2,868.70
                      Servicer distributions                                                               89,376.27
                      Collateral Agent distributions                                                          546.92
                      Reimbursement Obligations                                                            43,506.78
                                                                                                      ---------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                722,924.37
                                                                                                      ---------------
                                                                                                          722,924.37

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                                      ----------------
                                                                                                                 0.00

Class A Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class A Interest Carryover Shortfall                                                                 0.00
                                                                                                      ----------------
                                                                                                                 0.00

    Interest Carryover on Class A Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                                      ----------------
                                                                                                                 0.00

CALCULATIONS

  DISTRIBUTIONS (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     2,868.70
            Servicing Fee (2.0%)                                                                           71,717.42
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         17,658.85
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       537.88
            Trustee's out-of-pocket expenses                                                                  421.37
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              546.92
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         223,130.82
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         223,130.82
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           27,930.04
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 27,930.04
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,206,238.91
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,206,238.91
  (vi)      Certificate Insurer Premium                                                                    11,279.53
            Certificate Insurer Premium Supplement                                                         32,227.24
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             116,117.84
            Class B Principal Carryover Shortfall - Previous Month(s)                                     722,924.37
            Current Month Class B Principal Shortfall                                                    (756,396.02)
            Adjusted Class B Principal Distributable Amount                                                82,646.18
       (C)  Excess Interest Amount for Deposit in Spread Account                                               (0.00)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               40,878,928.58
                       Class A Principal Distributions                                                  2,206,238.91
           Class A End of Period Principal Balance                                                     38,672,689.67

           Class B Beginning of Period Principal Balance                                                2,874,446.93
                       Class B Principal Distributable Amount                                              82,646.18
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,791,800.75
                       Withdrawal from Spread Account to Cover B Shortfalls                                     0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,791,800.75

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           2,677,203.87
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     316,881.96
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,360,321.91

CLASS B DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                     2,360,321.91
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      27,930.04
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,332,391.87

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,332,391.87
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,206,238.91
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          126,152.96

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      126,152.96
     (vi) Certificate Insurer Premium                                                                      11,279.53
     (v)  Certificate Insurer Premium Supplement                                                           32,227.24
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                           82,646.18

CLASS B DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                        82,646.18
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          116,117.84
     (iii)Prior month(s) carryover shortfalls                                                             722,924.37
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            YES
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (756,396.02)
          Withdrawal from Spread Account to B PieceCover Shortfalls                                             0.00
          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (756,396.02)
CALCULATIONS
          PERFORMANCE MEASURES
                   CALCULATION OF DELINQUENCY RATIO (CURRENT PERIOD)
                          DELINQUENCY AMOUNT
                                 Receivables more than 30 days delinquent                               2,138,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,138,000.00

                          Aggregate Gross Principal Balance as of the close of                         45,557,910.46
                            business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.69%

                   CALCULATION OF AVERAGE DELINQUENCY RATIO
                          Delinquency Ratio for most recent Determination Date                                  4.69%
                          Delinquency Ratio for second preceding Determination Date                             5.22%
                          Delinquency Ratio for third preceding Determination Date                              7.73%
                                                                                                      ---------------
                   AVERAGE DELINQUENCY RATIO                                                                    5.88%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          DEFAULT AMOUNT
                                 Principal Balance of Previously Defaulted Receivables                 17,709,674.83
                                 Current Period Defaulted Receivables                                     405,962.35
                                                                                                      ---------------
                                 Total                                                                 18,115,637.18

                                 Cumulative Defaulted Receivables                                      18,115,637.18
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE DEFAULT RATIO                                                                    17.70%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                           CALCULATION OF NET LIQUIDATION LOSSES
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                                 727,921.59

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (328,792.39)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   399,129.20
                                 Cumulative Previous Net Losses                                        13,818,242.34
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 14,217,371.54
                                 Original Pool Balance                                                102,327,009.71

                   CUMULATIVE NET LOSS RATIO                                                                   13.89%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       56.35
          Weighted Average Remaining Term                                                                      31.97
          Weighted Average Annual Percentage Rate                                                              20.50%
     SPREAD ACCOUNT
          SPREAD ACCOUNT CAP
                                  10% of Outstanding Certificate Balance                                                4,146,449.04
                                  15% of Outstanding Certificate Balance                                                6,219,673.56
                                  Is a Portfolio Performance Test violation continuing? (Y/N)                                      Y
                                  Has an Insurance Agreement Event of Default occurred? (Y/N)                                      Y
                                                                                                                     ---------------
                      Cap Amount                                                                       11,601,806.90

          SPREAD ACCOUNT FLOOR
                                  3% of the Initial Certificate Balance                                                 3,069,810.29
                                  Outstanding Certificate Balance                                                      41,464,490.41
                                  Minimum Floor                                                                           100,000.00
                                                                                                                     ---------------
                      FLOOR AMOUNT                                                                      3,069,810.29

          Required Spread Account Amount                                                               11,601,806.90
          Beginning of Period Spread Account Balance                                                    7,151,394.12
          Spread Account Deposit (Withdrawal) from Current Distributions                                       (0.00)
          Transfer (to) from Cross-Collateralized Spread Accounts                                           8,046.45
          Required addition to/(eligible withdrawal from) Spread Account                                4,442,366.33
          Earnings on Spread Account Balance                                                               30,024.91
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 7,189,465.48



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1997-2
                         6.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1   Certificates.
         (a)       The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $2,971,701.36

         (b)       The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $305,299.21

         (c)       The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,666,402.15

         (d)       The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $26.21

         (e)       The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $2.69

         (f)       The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $23.51

         (g)       The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                            $33,666.25

         (h)       The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $33,666.25

         (i)       The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

         (j)       Scheduled Payments due in such Collection Period                                    $2,192,271.83

         (k)       Scheduled Payments collected in such
                   Collection Period                                                                   $2,003,915.49

B.   Information Regarding the Performance of the Trust.
     1   Pool Balance and Certificate Balances
         (a)       The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $57,991,143.73

         (b)       The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                  $55,956,609.70

         (c)       The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9649165

     2   Servicing Fee and Purchased Receivables.
         (a)       The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $121,539.38

         (b)       The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,866.08

         (c)       The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.07

         (d)       The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.03

         (e)       The amount of any unpaid Servicing Fee                                                      $0.00

         (f)       The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables
                   that became Purchased Receivables during the related
                   Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3   Payment Shortfalls.
         (a)       The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

         (b)       The amount of the Principal Carryover Shortfall after
                   giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4   Payahead Account.
         (a)       The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $28,852.58

         (b)       Distributions (to) from Collection Account                                                $915.41
                   for Payaheads
         (c)       Interest earned on Payahead Balances                                                       $87.74

         (d)       Ending Payahead Account Balance                                                        $29,855.73

     5   Spread Account.
         (a)       The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $16,786,982.91
                          Spread Account Balance                                                       $9,198,674.14

         (b)       The change in the spread account on the Distribution
                    Date set forth above                                                                  $15,883.32

     6   Policy.
         (a)       The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

         (b)       The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                      $58,978.33

     7   Losses and Delinquencies.
         (a)       The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $755,135.31

         (b)       The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

         (c)       The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 125
                          Aggregate Gross Amount                                                       $1,288,000.00

         (d)       The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and
                   other charges, for which Obligors are delinquent 60 days
                   or more
                          Number                                                                                 121
                          Aggregate Gross Amount                                                       $1,420,000.00

     8   Performance Triggers.
         (a)       Delinquency Ratio                                                                            4.41%

         (b)       Average Delinquency Ratio                                                                    5.67%

         (c)       Cumulative Default Ratio                                                                    15.44%

         (d)       Cumulative Net Loss Ratio                                                                   12.01%

         (e)       Is a Portfolio Performance Test violation continuing?                                         Yes

         (f)       Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO GRANTOR TRUST 1997-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,173,799.55
     LOCK BOX NSF ITEMS:                                                                                  (28,859.40)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                   (915.41)
     COLLECTION ACCOUNT INTEREST                                                                           10,774.51
     PAYAHEAD ACCOUNT INTEREST                                                                                 87.74
     TOTAL COLLECTION PROCEEDS:                                                                         3,154,886.99
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
         PRINCIPAL
         Beginning Principal Balance                                                                   57,991,143.73
                                 Principal portion of payments collected (non-prepayments)                              1,032,411.48
                                 Prepayments in full allocable to principal                                               686,536.00
                            Collections allocable to principal                                          1,718,947.48
                            Partial prepayments relating to various contracts or policies                       0.00
                            Liquidation Proceeds allocable to principal                                   332,656.32
                            Purchase Amounts allocable to principal                                             0.00
                                                                                                      ---------------
                     Total Principal                                                                    2,051,603.80

                     Realized Losses                                                                      755,135.31
                     Cram Down Losses                                                                           0.00

         Ending Principal Balance                                                                      55,184,404.62

         INTEREST
                            Collections allocable to interest                                             971,504.01
                            Liquidation Proceeds allocable to interest                                          0.00
                            Purchase Amounts allocable to interest                                              0.00
                            Recoveries from Liquidated Receivables from prior periods                     131,779.18
                                                                                                      ---------------
                     Total Interest                                                                     1,103,283.19

     CERTIFICATE INFORMATION
         Beginning of Period Class A Principal Balance                                                 55,091,586.56
         Beginning of Period Class B Principal Balance                                                  3,531,425.30

     MISCELLANEOUS BALANCES
         Beginning of Period Spread Account Balance                                                     9,182,790.82
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            24,887.47
         Aggregate Payahead Balance                                                                        29,767.99
         Aggregate Payahead Balance for preceding Distribution Date                                        28,852.58
         Interest Earned on Payahead Balances                                                                  87.74
         Scheduled Payments due in Collection Period                                                    2,192,271.83
         Scheduled Payments collected in Collection Period                                              2,003,915.49
         Aggregate Amount of Realized Losses for preceding Distribution Date                              755,135.31

     MISCELLANEOUS CURRENT EXPENSES
         Trustee's out-of-pocket expenses                                                                     541.00
         Collateral Agent's expenses                                                                            0.00
         Transition Expenses to Standby Servicer                                                                0.00
         Transition Expenses to successor Servicer                                                              0.00
         Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
         31 - 59 days delinquent                                                                                 125    1,288,000.00
         60+ days delinquent                                                                                     121    1,420,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
         Principal Balance of all Receivables delinquent more than 30 days as of the close
                     of business on the last day of the related Collection Period.                      2,708,000.00
         Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                     and that were delinquent 30 days or more.                                                  0.00
         Principal Balance of all Receivables that became Defaulted
                     Receivables during the related Collection Period.                                    591,831.33

         Delinquency Ratio for second preceding Determination Date                                              5.19%
         Delinquency Ratio for third preceding Determination Date                                               7.41%

         Cumulative Defaults for preceding Determination Date                                          17,832,466.94

         Cumulative Net Losses for preceding Determination Date                                        13,714,907.55

         Is a Portfolio Performance Test violation continuing? (Y/N)                                               Y
         Has an Insurance Agreement Event of Default occurred? (Y/N)                                               Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                              All collections on receivables (incl. amts from payahead, excl.
                              amounts deposited into payahead)                                          2,690,451.49
                              Liquidation Proceeds                                                        332,656.32
                              Recoveries                                                                  131,779.18
                              Purchase Amounts                                                                  0.00
                              Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                0.00
                              Investment earnings from Collection Account                                       0.00
                              Investment earnings from Payahead Account                                         0.00
                                                                                                      ---------------
           TOTAL DISTRIBUTION AMOUNT                                                                    3,154,886.99

     DISTRIBUTABLE AMOUNT
           Principal Distributable Amount
                              Principal portion of payments collected (non-prepayments)                 1,032,411.48
                              Prepayments in full allocable to principal                                  686,536.00
                              Principal Balance of Liquidated Receivables                               1,087,791.63
                              Purchase Amounts allocable to principal                                           0.00
                              Cram Down Losses                                                                  0.00
                                                                                                      ---------------
                       Principal Distributable Amount                                                   2,806,739.11

           Class A Principal Distributable Amount
                       Principal Distributable Amount                                                   2,806,739.11
                       Times Class A Percentage (95%)                                                             95%
                                                                                                      ---------------
                                                                                                        2,666,402.15
                       Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                    0.00
                                                                                                      ---------------
                       Class A Principal Distributable Amount                                           2,666,402.15

           Class A Interest Distributable Amount
                       Beginning of Period Principal Balance of the Certificates                       55,091,586.56
                       Multiplied by Certificate Pass-Through Rate                                              6.65%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class A Interest Distributable Amount                                              305,299.21

           Class B Principal Distributable Amount
                       Principal Distributable Amount                                                   2,806,739.11
                       Times Class B Percentage (5%)                                                               5%
                                                                                                      ---------------
                       Class B Principal Distributable Amount                                             140,336.96

           Class B Coupon Interest Amount
                       Beginning of Period Principal Balance of the Certificates                        3,531,425.30
                       Multiplied by Certificate Pass-Through Rate                                             11.44%
                       Multiplied by 30/360, or for the first Distribution Date, by 16/360                 0.0833333
                                                                                                      ---------------
                       Class B Coupon Interest Amount                                                      33,666.25

           Class B Excess Interest Amount
                       Total Distribution Amount                                                        3,154,886.99
                       minus
                       Class A Principal and Interest Distributable Amount                              2,971,701.36
                       Class A Interest Carryover Shortfall                                                     0.00
                       Class A Principal Carryover Shortfall                                                    0.00
                       Class B Coupon Interest                                                             33,666.25
                       Class B Interest Carryover Shortfall                                                     0.00
                       Class B Principal Distributable Amount                                             140,336.96
                       Class B Principal Carryover Shortfall                                              631,868.12
                       Trustee distributions                                                                1,265.89
                       Standby Servicer distributions                                                       3,866.08
                       Servicer distributions                                                             121,539.38
                       Collateral Agent distributions                                                         732.79
                       Reimbursement Obligations                                                           58,978.33
                                                                                                      ---------------
                                                                                                                0.00

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                631,868.12
                                                                                                      ---------------
                                                                                                          631,868.12

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)       Standby Fee                                                                                     3,866.08
            Servicing Fee (2.0%)                                                                           96,651.91
            Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                         24,887.47
            Unpaid Standby Fee from prior Collection Periods                                                    0.00
            Unpaid Servicing Fee from prior Collection Periods                                                  0.00
  (ii)      Transition Expenses to Standby Servicer                                                             0.00
  (iii)     Trustee Fee                                                                                       724.89
            Trustee's out-of-pocket expenses                                                                  541.00
            Unpaid Trustee Fee from prior Collection Periods                                                    0.00
            Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                               0.00
  (iv)      Collateral Agent Fee                                                                              732.79
            Collateral Agent Expenses                                                                           0.00
            Unpaid Collateral Agent Fee from prior Collection Periods                                           0.00
            Unpaid Collateral Agent Expenses from prior Collection Periods                                      0.00
  (v)(A)    Class A Interest Distributable Amount - Current Month                                         305,299.21
            Prior Month(s) Class A Carryover Shortfall                                                          0.00
            Class A Interest Carryover Shortfall                                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class A Interest Carryover Shortfall                                                  0.00
            Class A Interest Distributable Amount                                                         305,299.21
  (viii)(A) Class B Coupon Interest - Unadjusted                                                           33,666.25
            Class B Interest Carryover Shortfall - Previous Month(s)                                            0.00
            Interest on B Interest Shortfall - Previous Month(s)                                                0.00
            Interest on Interest Carryover from Prior Months                                                    0.00
            Current Month Class B Interest Shortfall                                                            0.00
            Adjusted Class B Interest Distributable Amount                                                 33,666.25
  (v)(B)    Class A Principal Distributable Amount - Current Month                                      2,666,402.15
            Class A Principal Carryover Shortfall - Previous Month(s)                                           0.00
            Current Month Class A Principal Shortfall                                                           0.00
            Withdrawal from Spread Account to Cover Shortfall                                                   0.00
            Class A Principal Distribution Amount                                                       2,666,402.15
  (vi)      Certificate Insurer Premium                                                                    15,290.68
            Certificate Insurer Premium Supplement                                                         43,687.65
            Other Reimbursement Obligations to Certificate Insurer                                              0.00
  (vii)     Transition Expenses to successor Servicer                                                           0.00
       (B)  Class B Principal Distributable Amount - Current Month Unadjusted                             140,336.96
            Class B Principal Carryover Shortfall - Previous Month(s)                                     631,868.12
            Current Month Class B Principal Shortfall                                                    (772,205.08)
            Adjusted Class B Principal Distributable Amount                                                     0.00
       (C)  Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account             (36,863.10)


     CERTIFICATE BALANCE
           Class A Beginning of Period Principal Balance                                               55,091,586.56
                       Class A Principal Distributions                                                  2,666,402.15
           Class A End of Period Principal Balance                                                     52,425,184.40

           Class B Beginning of Period Principal Balance                                                3,531,425.30
                       Class B Principal Distributable Amount                                                   0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,531,425.30
                    Withdrawal from Spread Account to Cover B Shortfalls                                        0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,531,425.30

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,154,886.99
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    432,703.35
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,722,183.64

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    2,722,183.64
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     33,666.25
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,688,517.39

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,688,517.39
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,666,402.15
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                          22,115.24

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      22,115.24
     (vi)  Certificate Insurer Premium                                                                     15,290.68
     (v)   Certificate Insurer Premium Supplement                                                          43,687.65
           Deficiency Amount                                                                              (36,863.10)
           Withdrawal from Spread Account to Cover Deficiency                                              36,863.10
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                            0.00
     (ii)  Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         140,336.96
     (iii) Prior month(s) carryover shortfalls                                                            631,868.12
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                             (772,205.08)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (772,205.08)
CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,708,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,708,000.00

                          Aggregate Gross Principal Balance as of the close of                         61,451,020.99
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.41%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.41%
                          Delinquency Ratio for second preceding Determination Date                             5.19%
                          Delinquency Ratio for third preceding Determination Date                              7.41%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.67%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 17,832,466.94
                                 Current Period Defaulted Receivables                                     591,831.33
                                                                                                      ---------------
                                 Total                                                                 18,424,298.27

                                 Cumulative Defaulted Receivables                                      18,424,298.27
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Default Ratio                                                                    15.44%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                   Liquidated Receivables                                               1,087,791.63

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (464,435.50)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   632,356.13
                                 Cumulative Previous Net Losses                                        13,714,907.55
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 14,338,263.68
                                 Original Pool Balance                                                119,362,032.46

                   Cumulative Net Loss Ratio                                                                   12.01%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     34.38
           Weighted Average Annual Percentage Rate                                                             20.43%
     SPREAD ACCOUNT
           Spread Account Cap
                              9% of Outstanding Certificate Balance                                                     5,036,094.87
                              15% of Outstanding Certificate Balance                                                    8,393,491.46
                              Is a Portfolio Performance Test violation continuing? (Y/N)                                          Y
                              Has an Insurance Agreement Event of Default occurred? (Y/N)                                          Y
                                                                                                                     ---------------
                       Cap Amount                                                                      16,786,982.91

           Spread Account Floor
                              3% of the Initial Certificate Balance                                                     3,580,860.93
                              Outstanding Certificate Balance                                                          55,956,609.70
                              Minimum Floor                                                                               100,000.00
                                                                                                                     ---------------
                       Floor Amount                                                                     3,580,860.93

           Required Spread Account Amount                                                              16,786,982.91
           Beginning of Period Spread Account Balance                                                   9,182,790.82
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (36,863.10)
           Transfer (to) from Cross-Collateralized Spread Accounts                                         13,838.22
           Required addition to/(eligible withdrawal from) Spread Account                               7,627,216.97
           Earnings on Spread Account Balance                                                              38,908.20
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Piece Shortfalls                                                 0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                9,198,674.14


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-3
                       6.10% ASSET-BACKED NOTES, CLASS A-1
                       6.38% ASSET-BACKED NOTES, CLASS A-2
                       10.65% ASSET-BACKED NOTES, CLASS B
                        10.65% ASSET-BACKED CERTIFICATES

Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Sale and Servicing Agreement dated as of August 1, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $3,587,088.09

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $46,543.26

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $3,540,544.83

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                      $44.38

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.58

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $43.80

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                   $76,742.69

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $18,314.51

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $58,428.18

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                                 $0.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                             $0.00

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                         $0.00

          (s)      Scheduled Payments due in such Collection Period                                    $2,904,952.69

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,554,122.35

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $81,282,612.42

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $71,352,290.27

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $69,288,684.04

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8524416

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                       $2,063,606.23

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0253880

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $168,961.00

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,064.13

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.09

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                              ($70,380.45)

          (f)      The amount of the Certificate Interest Carryover shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                              ($18,314.51)

          (g)      The amount of the Certificate Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                             ($128,808.63)

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $23,217,571.14
                          Spread Account Balance                                                       $3,841,570.26

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $51,145.22

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $75,693.94

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,055,986.43

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 171
                          Aggregate Gross Amount                                                       $1,881,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 159
                          Aggregate Gross Amount                                                       $1,865,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.36%

          (b)      Average Delinquency Ratio                                                                    5.69%

          (c)      Cumulative Default Ratio                                                                    14.20%

          (d)      Cumulative Net Loss Ratio                                                                   10.89%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO RECEIVABLES TRUST 1997-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                              YES
     DEFICIENCY CLAIM AMOUNT                                                                              (70,380.45)

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         4,266,612.18
     LOCK BOX NSF ITEMS:                                                                                  (39,255.68)
     TOTAL COLLECTION PROCEEDS:                                                                         4,227,356.50
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  81,282,612.42
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        81,282,612.42
                                  Principal portion of payments collected (non-prepayments)                            1,347,923.32
                                  Prepayments in full allocable to principal                                             926,223.00
                          Collections allocable to principal                                            2,274,146.32
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     560,575.85
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,834,722.17

                   Realized Losses                                                                      1,055,986.43
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     77,391,903.82

          PREFUNDING
                   Original Amount in Prefunding Account                                               27,084,817.00
                   Subsequent Loans Sold to the Trust                                                  27,084,817.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                             1,206,199.03
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       186,435.30
                                                                                                      ---------------
                   Total Interest                                                                       1,392,634.33

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               9,156,050.82
          Beginning of Period Class A-2 Principal Balance                                              61,668,000.00
          Beginning of Period Class B Principal Balance                                                 2,063,606.23
          Beginning of Period Certificate Balance                                                       2,063,606.23

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,790,425.04
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           33,489.98
          Scheduled Payments due in Collection Period                                                   2,904,952.69
          Scheduled Payments collected in Collection Period                                             2,554,122.35
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,055,986.43

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    222.10
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                171   1,881,000.00
          60+ days delinquent                                                                                    159   1,865,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        3,746,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  908,271.11

          Delinquency Ratio for second preceding Determination Date                                             5.28%
          Delinquency Ratio for third preceding Determination Date                                              7.45%

          Cumulative Defaults for preceding Determination Date                                         20,391,155.26

          Cumulative Net Losses for preceding Determination Date                                       15,467,969.79

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     REQUISITE RESERVE AMOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.5809%
          minus 2.5%                                                                                            2.50%
                                                                                                      ---------------
                                                                                                              4.0809%
          divided by 360                                                                                      0.0113%
          times the prefunded amount                                                                            0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                              23.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,480,345.35
                           Liquidation Proceeds                                                           560,575.85
                           Recoveries                                                                     186,435.30
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Excess released from Prefunding Account                                              0.00
                           Investment earnings from Note Distribution Account                                   0.00
                           Investment earnings from Prefunding Account                                          0.00
                           Investment earnings from Interest Reserve Account                                  266.29
                           Investment earnings from Collection Account                                     14,319.31
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     4,241,942.10

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,347,923.32
                          Prepayments in full allocable to principal                                      926,223.00
                          Principal Balance of Liquidated Receivables                                   1,616,562.28
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       3,890,708.60

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    77,391,903.82
                                                                                                      ---------------
                                                                                                       69,652,713.43


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    82.3%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       3,890,708.60
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        3,540,544.83
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               3,540,544.83

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   9,156,050.82
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   46,543.26

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                       3,890,708.60
                   Times Class B Percentage                                                                      2.5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                  97,267.72

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                       3,890,708.60
                   Times Certificate Percentage                                                                  2.5%
                                                                                                      ---------------
                   Certificate Principal Distributable Amount                                              97,267.72

          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                   2,063,606.23
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          18,314.51

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            2,063,606.23
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                     0.0833333
                                                                                                      ---------------
                   Certificateholders' Interest Amount                                                     18,314.51

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            4,241,942.10
                   minus
                   Class A Principal and Interest Distributable Amount                                  3,587,088.09
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 18,314.51
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                  97,267.72
                   Class B Principal Carryover Shortfall                                                   31,540.91
                   Trustee distributions                                                                      899.46
                   Standby Servicer distributions                                                           4,064.13
                   Servicer distributions                                                                 168,961.00
                   Collateral Agent distributions                                                             624.59
                   Reimbursement Obligations                                                               75,693.94
                                                                                                      ---------------
                                                                                                          257,487.75

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B and Certificates Principal Carryover Shortfall from previous period                                31,540.91
                                                                                                      ---------------
                                                                                                           31,540.91

Certificates Principal Carryover Shortfall from previous period                                            31,540.91
                                                                                                      ---------------
                                                                                                           31,540.91

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      4,064.13
           Servicing Fee (2.0%)                                                                           135,471.02
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          33,489.98
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              677.36
           Indenture Trustee's out-of-pocket expenses                                                         222.10
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               624.59
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent Fee from prior Collection Periods                                            0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         46,543.26
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         46,543.26
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        327,868.20
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        327,868.20
  (vi)(A)  Class B Note Interest - Unadjusted                                                              18,314.51
           Class B Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Class B Interest Shortfall                                                             0.00
           Adjusted Class B Note Interest Distributable Amount                                             18,314.51
  (vii)    Class A Principal Distributable Amount - Current Month                                       3,540,544.83
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shorfall                                                     0.00
           Class A Principal Distribution Amount to Class A-1                                           3,540,544.83
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            19,624.36
           Note Insurer Premium Supplement                                                                 56,069.59
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (x)      Class B Principal Distributable Amount - Current Month Unadjusted                               97,267.72
           Class B Principal Carryover Shortfall - Previous Month(s)                                       31,540.91
           Current Month Class B Principal Shortfall                                                      (70,380.45)
           Adjusted Class B Principal Distributable Amount                                                 58,428.18
      (B)  Certificate Interest - Unadjusted                                                               18,314.51
           Certificate Interest Carryover Shortfall - Previous Month(s)                                         0.00
           Interest on Certificate Interest Shortfall - Previous Month(s)                                       0.00
           Interest on Certificate Interest Carryover from Prior Months                                         0.00
           Current Month Certificate Interest Shortfall                                                   (18,314.51)
           Adjusted Certificate Interest Distributable Amount                                                   0.00
           Certificate Principal Distributable Amount - Current Month Unadjusted                           97,267.72
           Certificate Principal Carryover Shorfall - Previous Month(s)                                    31,540.91
           Current Month Certificate Principal Shortfall                                                 (128,808.63)
           Adjusted Certificate Principal Distributable Amount                                                  0.00
  (xi)     Until the Target Payment Date, remaining amount to Class a Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xii)    After an Event of Default, Certificateholders' Int. Dist. Amount                                     0.00
  (xiii)   After an Event of Default, Certificateholders' Prin. Dist. Amount                                    0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                       0.00
           Spread Account withdrawal for deficiencies                                                           0.00

     SECURITIES BALANCE
           Class A-1 Beginning of Period Principal Amount                                               9,156,050.82
                    Class A-1 Principal Distributions                                                   3,540,544.83
           Class A-1 End of Period Principal Amount (prior to turbo)                                    5,615,505.99
                    Additional Principal Distribution                                                           0.00
           Class A-1 End of Period Principal Amount                                                     5,615,505.99

           Class A-2 Beginning of Period Principal Amount                                              61,668,000.00
                    Class A-2 Principal Distributions                                                           0.00
           Class A-2 End of Period Principal Amount (prior to turbo)                                   61,668,000.00
                    Additional Principal Distribution                                                           0.00
           Class A-2 End of Period Principal Amount                                                    61,668,000.00

           Class B Beginning of Period Principal Amount                                                 2,063,606.23
                    Class B Principal Distributable Amount                                                 58,428.18
           Class B End of Period Principal Amount BEFORE Spread Account Distributions                   2,005,178.05
                    Allocations of Cash Releases to Cover B Shortfalls                                          0.00
           Class B End of Period Principal Amount AFTER Spread Account Distributions                    2,005,178.05

           Certificate Beginning of Period Principal Amount                                             2,063,606.23
                    Certificate Principal Distributable Amount                                                  0.00
           Certificate End of Period Principal Amount BEFORE Spread Account Distributions               2,063,606.23
                 Allocation of Cash Releases to Cover Certificate Shortfalls                                    0.00
           Certificate End of Period Principal Amount AFTER Spread Account Distributions                2,063,606.23

CLASS A-1 DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          4,241,942.10
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(i) and (v)A                    221,092.44
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       4,020,849.66

CLASS A-2 DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(v) B                           4,020,849.66
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) B                           327,868.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,692,981.46

CLASS B NOTE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) A                          3,692,981.46
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(v) A                            18,314.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,674,666.95

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vii)                           3,674,666.95
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vii)                         3,540,544.83
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         134,122.12

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(viii)                            134,122.12
     (vi)  Note Insurer Premium                                                                            19,624.36
     (v)   Note Insurer Premium Supplement                                                                 56,069.59
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                          58,428.18

CLASS B NOTES & CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                       58,428.18
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                          97,267.72
     (iii) Prior month(s) carryover shortfalls                                                             31,540.91
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Amount Remaining for Further Distribution/ B Notes (Deficiency)                                (70,380.45)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (70,380.45)


CERTIFICATE DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                            0.00
     (ii)  Current distribution amounts payable pursuant to Section 5.8(a)(vi) and (x)                     18,314.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii)-(v), there is a Class B Deficiency                                    YES
           Amount Remaining for Further Distribution/(Deficiency)                                         (18,314.51)

CERTIFICATES DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 5.8(a)(vi) and (x)                            0.00
     (ii)  Amounts payable pursuant to Section 5.8(a)(vi) and (x)                                          97,267.72
     (iii) Prior month(s) carryover shortfalls                                                             31,540.91
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Amount Remaining for Further Distribution/B Notes (Deficiency)                                (128,808.63)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                               (128,808.63)


CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             3,746,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                3,746,000.00

                           Aggregate Gross Principal Balance as of the close of                        85,996,899.40
                                   business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           4.36%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 4.36%
                           Delinquency Ratio for second preceding Determination Date                            5.28%
                           Delinquency Ratio for third preceding Determination Date                             7.45%
                                                                                                      ----------------
                    Average Delinquency Ratio                                                                   5.69%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               20,391,155.26
                                   Current Period Defaulted Receivables                                   908,271.11
                                                                                                      ---------------
                                   Total                                                               21,299,426.37

                                   Cumulative Defaulted Receivables                                    21,299,426.37
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Default Ratio                                                                   14.20%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,616,562.28

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (747,011.15)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 869,551.13
                                   Cumulative Previous Net Losses                                      15,467,969.79
                                                                                                      ---------------
                                   Cumulative Net Losses                                               16,337,520.92
                                   Original Pool Balance                                              150,000,000.00

                    Cumulative Net Loss Ratio                                                                  10.89%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      57.00
           Weighted Average Remaining Term                                                                     36.99
           Weighted Average Annual Percentage Rate                                                             20.37%
     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 77,391,903.82
                           minus the Securities Balance                                                71,352,290.27
                                                                                                      ---------------
                                                                                                        6,039,613.54
                           divided by the Aggregate Principal Balance                                           7.80%

           Floor OC Percent
                    Aggregate Principal Balance                                                        77,391,903.82
                    minus the Securities Balance                                                       71,352,290.27
                                                                                                      ---------------
                                                                                                        6,039,613.54
                    divided by the initial Aggregate Principal Balance                                150,000,000.00
                                                                                                      ---------------
                                                                                                                4.03%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i)  Securities Balance                                                                    71,352,290.27
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)  initial Aggregate Principal Balance                                          122,915,183.00
                                   (II) balance of all Subsequent Receivables                                         27,084,817.00
                                                                                                                     ---------------
                                                                                                                       3,000,000.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          150,000,000.00
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        3,000,000.00

           Requisite Amount
                           the greater of
                                (1) the Floor Amount                                                                   3,000,000.00
                                (2) the product of:
                                    if no Trigger Event, 9% minus the OC Percent                                               1.20%
                                    if a Trigger Event, 15% minus the OC Percent                                               7.20%
                                    if a Portfolio Performance Event of Default, 30% minus the OC Percent                     22.20%
                                    if an Insurance Agreement Event of Default, 30%                                           30.00%
                                                                                                               30.00%
                                    times the Aggregate Principal Balance                              77,391,903.82
                                                                                                      ---------------
                                                                                                       23,217,571.14
           Requisite Amount                                                                            23,217,571.14

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

           Required Spread Account Amount                                                              23,217,571.14
           Beginning of Period Spread Account Balance                                                   3,790,425.04
           Additional Deposit for Subsequent Receivables Transfer                                               0.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                       0.00
           Transfer (to) from Cross-Collateralized Spread Accounts                                         35,334.54
           Required addition to/(eligible withdrawal from) Spread Account                              19,391,811.56
           Earnings on Spread Account Balance                                                              15,810.68
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to B Notes Shortfalls                                                 0.00
           Amount of Withdrawal Allocated to B Certificates Shortfalls                                          0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,841,570.26




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-4
                       6.07% ASSET-BACKED NOTES, CLASS A-1
                       6.30% ASSET-BACKED NOTES, CLASS A-2
                        10.59% ASSET-BACKED CERTIFICATES

Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,641,012.50

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $47,071.96

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,593,940.54

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $48.67

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.87

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $47.81

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $170,581.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $28,057.62

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $142,524.21

          (p)      Scheduled Payments due in such Collection Period                                    $2,189,186.10

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,067,614.55

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $63,586,680.85

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $56,056,291.89

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $53,019,482.05

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8338143

          (e)      Aggregate principal amount of the Certificates as of the
                   close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $3,036,809.84

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0477586

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $128,025.27

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,179.33

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.36

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.06

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $18,220,859.02
                          Spread Account Balance                                                       $3,343,599.32

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $83,331.89

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $59,646.92

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $680,024.43

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 127
                          Aggregate Gross Amount                                                       $1,430,000.00

          (d) The number of Receivables and the aggregate gross amount scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 124
                          Aggregate Gross Amount                                                       $1,495,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            4.34%

          (b)      Average Delinquency Ratio                                                                    5.37%

          (c)      Cumulative Default Ratio                                                                    11.85%

          (d)      Cumulative Net Loss Ratio                                                                    8.63%

          (e)      Is a Portfolio Performance Test violation continuing?                                         Yes

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes

CPS AUTO RECEIVABLES TRUST 1997-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,222,090.33
     LOCK BOX NSF ITEMS:                                                                                  (42,609.73)
     TOTAL COLLECTION PROCEEDS:                                                                         3,279,480.60
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  63,586,680.85
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        63,586,680.85
                                  Principal portion of payments collected (non-prepayments)                            1,041,984.88
                                  Prepayments in full allocable to principal                                             766,286.00
                          Collections allocable to principal                                            1,808,270.88
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     362,188.80
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      2,170,459.68

                   Realized Losses                                                                        680,024.43
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     60,736,196.74

          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,025,629.67
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        83,391.25
                                                                                                      ---------------
                   Total Interest                                                                      $1,109,020.92

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                               9,305,823.98
          Beginning of Period Class A-2 Principal Balance                                              46,307,598.60
          Beginning of Period Certificate Principal Balance                                             3,179,334.05


     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    3,260,267.42
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           22,047.47
          Scheduled Payments due in Collection Period                                                   2,189,186.10
          Scheduled Payments collected in Collection Period                                             2,067,614.55
          Aggregate Amount of Realized Losses for preceding Distribution Date                             680,024.43

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    191.14
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate
                                                                                                                     Gross Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                127   1,430,000.00
          60+ days delinquent                                                                                    124   1,495,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        2,925,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                  797,938.76

          Delinquency Ratio for second preceding Determination Date                                             4.86%
          Delinquency Ratio for third preceding Determination Date                                              6.90%

          Cumulative Defaults for preceding Determination Date                                         11,744,965.39

          Cumulative Net Losses for preceding Determination Date                                        8,538,028.21

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              Y
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,833,900.55
                           Liquidation Proceeds                                                           362,188.80
                           Recoveries                                                                      83,391.25
                           Purchase Amounts                                                                     0.00
                           Note Insurer Optional Deposit pursuant to Section 4.11(iii)                          0.00
                           Investment earnings from Collection Account                                     11,105.26
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,290,585.86

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,041,984.88
                          Prepayments in full allocable to principal                                      766,286.00
                          Principal Balance of Liquidated Receivables                                   1,042,213.23
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,850,484.11

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    60,736,196.74
                                                                                                      ---------------
                                                                                                       54,662,577.07

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    78.8%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,850,484.11
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,593,940.54
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,593,940.54

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   9,305,823.98
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   47,071.96

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,850,484.11
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 142,524.21

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,290,585.86
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,884,127.39
                   Beginning of Period Principal Balance of the Certificates                            3,179,334.05
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                     0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      28,057.62
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 28,057.62
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 142,524.21
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      721.03
                   Standby Servicer distributions                                                           3,179.33
                   Servicer distributions                                                                 128,025.27
                   Collateral Agent distributions                                                             489.94
                   Reimbursement Obligations                                                               59,646.92
                                                                                                      ---------------
                                                                                                           43,814.15

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class B Interest Shortfall                                                           0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-1 Interest Shortfall                                                         0.00
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

     Interest Carryover on Class A-2 Interest Shortfall
     Interest Earned                                                                                            0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(C) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)      Standby Fee                                                                                      3,179.33
           Servicing Fee (2.0%)                                                                           105,977.80
           Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                          22,047.47
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
  (ii)     Transition Expenses to Standby Servicer                                                              0.00
  (iii)    Indenture Trustee Fee                                                                              529.89
           Indenture Trustee's out-of-pocket expenses                                                         191.14
           Unpaid Indenture Trustee Fee from prior Collection Periods                                           0.00
           Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                             0.00
           Owner Trustee Fee                                                                                    0.00
           Owner Trustee's out-of-pocket expenses                                                               0.00
           Unpaid Owner Trustee Fee from prior Collection Periods                                               0.00
           Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                  0.00
  (iv)     Collateral Agent Fee                                                                               489.94
           Collateral Agent Expenses                                                                            0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00
  (v)(A)   Class A-1 Interest Distributable Amount - Current Month                                         47,071.96
           Prior Month(s) Class A-1 Interest Carryover Shortfall                                                0.00
           Class A-1 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-1 Interest Carryover Shortfall                                                 0.00
           Class A-1 Interest Distributable Amount                                                         47,071.96
     (B)   Class A-2 Interest Distributable Amount - Current Month                                        243,114.89
           Prior Month(s) Class A-2 Interest Carryover Shortfall                                                0.00
           Class A-2 Interest Carryover Shortfall                                                               0.00
           Interest on Interest Carryover from Prior Months                                                     0.00
           Current Month Class A-2 Interest Carryover Shortfall                                                 0.00
           Class A-2 Interest Distributable Amount                                                        243,114.89
  (vii)    Class A Principal Distributable Amount - Current Month                                       2,593,940.54
           Class A Principal Carryover Shortfall - Previous Month(s)                                            0.00
           Current Month Class A Principal Shortfall                                                            0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           Class A Principal Distribution Amount to Class A-1                                           2,593,940.54
           Class A Principal Distribution Amount to Class A-2                                                   0.00
  (viii)   Note Insurer Premium                                                                            15,464.02
           Note Insurer Premium Supplement                                                                 44,182.90
           Other Reimbursement Obligations to Note Insurer                                                      0.00
  (ix)     Transition Expenses to successor Servicer                                                            0.00
  (vi)(A)  Certificate Note Interest - Unadjusted                                                          28,057.62
           Certificate Note Interest Carryover Shortfall - Previous Month(s)                                    0.00
           Interest on B Interest Shortfall - Previous Month(s)                                                 0.00
           Interest on B Interest Carryover from Prior Months                                                   0.00
           Current Month Certificate Interest Shortfall                                                         0.00
           Adjusted Certificate Note Interest Diestributable Amount                                        28,057.62
  (x)      Certificate Principal Distributable Amount - Current Month Unadjusted                          142,524.21
           Certificate Principal Carryover Shortfall - Previous Month(s)                                        0.00
           Current Month Certificate Principal Shortfall                                                        0.00
           Adjusted Certificate Principal Distributable Amount                                            142,524.21
  (xi)     Until the Target Payment Date, remaining amount to Class A Noteholders                               0.00
           Amount to Class A-1 Noteholders                                                                      0.00
           Amount to Class A-2 Noteholders                                                                      0.00
  (xiv)    After the Target Pmt. Date, remaining amount into Spread Acct.                                  43,814.15
           Spread Account Withdrawal to cover deficiencies                                                      0.00




     SECURITIES BALANCE
        Class A-1 Beginning of Period Principal Amount                                                  9,305,823.98
                 Class A-1 Principal Distributions                                                      2,593,940.54
        Class A-1 End of Period Principal Amount (prior to turbo)                                       6,711,883.45
                 Additional Principal Distribution                                                              0.00
        Class A-1 End of Period Principal Amount                                                        6,711,883.45

        Class A-2 Beginning of Period Principal Amount                                                 46,307,598.60
                 Class A-2 Principal Distributions                                                              0.00
        Class A-2 End of Period Principal Amount (prior to turbo)                                      46,307,598.60
                 Additional Principal Distribution                                                              0.00
        Class A-2 End of Period Principal Amount                                                       46,307,598.60

        Certificate Beginning of Period Principal Amount                                                3,179,334.05
                 Certificate Principal Distributable Amount                                               142,524.21
        Certificate End of Period Principal Amount BEFORE Spread Account Distributions                  3,036,809.84
                 Withdrawal from Spread Account to Cover Certificate Shortfalls                                 0.00
        Certificate End of Period Principal Amount AFTER Spread Account Distributions                   3,036,809.84

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          3,290,585.86
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                    422,602.42
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,867,983.44

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   2,867,983.44
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  2,593,940.54
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         274,042.90

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                     274,042.90
     (vi)  Note Insurer Premium                                                                            15,464.02
     (v)   Note Insurer Premium Supplement                                                                 44,182.90
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         214,395.98

CERTIFICATE - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      214,395.98
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     28,057.62
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                         186,338.36

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      186,338.36
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        142,524.21
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               43,814.15
           Withdrawal from Spread Account to B Piece Cover Shortfalls                                           0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                 43,814.15

CALCULATIONS
           PERFORMANCE MEASURES
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                   Receivables more than 30 days delinquent                             2,925,000.00
                                   Purchased receivables more than 30 days delinquent                           0.00
                                                                                                      ---------------
                                   Total                                                                2,925,000.00

                           Aggregate Gross Principal Balance as of the close of                        67,426,128.70
                                    business on the last day of the Collection Period.
                    DELINQUENCY RATIO                                                                           4.34%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                 4.34%
                           Delinquency Ratio for second preceding Determination Date                            4.86%
                           Delinquency Ratio for third preceding Determination Date                             6.90%
                                                                                                      ---------------
                    Average Delinquency Ratio                                                                   5.37%

                    CALCULATION OF CUMULATIVE DEFAULT RATIO
                           Default Amount
                                   Principal Balance of Previously Defaulted Receivables               11,744,965.39
                                   Current Period Defaulted Receivables                                   797,938.76
                                                                                                      ---------------
                                   Total                                                               12,542,904.15

                                   Cumulative Defaulted Receivables                                    12,542,904.15
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Default Ratio                                                                   11.85%

                    CALCULATION OF CUMULATIVE NET LOSS RATIO
                           Calculation of Net Liquidation Losses
                                   Principal Balance plus accrued and unpaid interest of
                                            Liquidated Receivables                                      1,042,213.23

                                   Cram Down Losses                                                             0.00
                                   Net Liquidation Proceeds                                              (445,580.05)
                                                                                                      ---------------
                                   Net Liquidation Losses                                                 596,633.18
                                   Cumulative Previous Net Losses                                       8,538,028.21
                                                                                                      ---------------
                                   Cumulative Net Losses                                                9,134,661.39
                                   Original Pool Balance                                              105,860,630.11

                    Cumulative Net Loss Ratio                                                                   8.63%

ADDITIONAL POOL INFORMATION:
           Weighted Average Original Term                                                                      56.79
           Weighted Average Remaining Term                                                                     39.11
           Weighted Average Annual Percentage Rate                                                             20.27%

     SPREAD ACCOUNT
           OC Percent
                           Aggregate Principal Balance                                                 60,736,196.74
                           minus the Securities Balance                                                56,056,291.89
                                                                                                      ---------------
                                                                                                        4,679,904.86
                           divided by the Aggregate Principal Balance                                           7.71%

           Floor OC Percent
                    Aggregate Principal Balance                                                        60,736,196.74
                    minus the Securities Balance                                                       56,056,291.89
                                                                                                      ---------------
                                                                                                        4,679,904.86
                    divided by the initial Aggregate Principal Balance                                105,860,630.11
                                                                                                      ---------------
                                                                                                                4.42%

           Floor Amount
                    greater of
                       (a) $100,000                                                                                      100,000.00
                       (b) the lesser of
                           (i) Securities Balance                                                                     56,056,291.89
                           (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                         105,860,630.11
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       2,117,212.60
                               (B) the product of
                                   (I)   excess of 1% over the Floor OC Percent                                                0.00%
                                   (II)  initial Aggregate Principal Balance                                         105,860,630.11
                                                                                                                     ---------------
                                                                                                                               0.00
                    Floor Amount                                                                        2,117,212.60

           Requisite Amount
                           the greater of
                                (1)the Floor Amount                                                                    2,117,212.60
                                (2)the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                1.29%
                                   if a Trigger Event, 15% minus the OC Percent                                                7.29%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                      22.29%
                                   if an Insurance Agreement Event of Default, 30%                                            30.00%
                                                                                                               30.00%
                                   times the Aggregate Principal Balance                               60,736,196.74
                                                                                                      ---------------
                                                                                                       18,220,859.02
                    Requisite Amount                                                                   18,220,859.02

                           Does a Trigger Event exist?                                                                            N
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            Y

           Required Spread Account Amount                                                              18,220,859.02
           Beginning of Period Spread Account Balance                                                   3,260,267.42
           Spread Account Deposit (Withdrawal) from Current Distributions                                  43,814.15
           Transfer (to) from Cross-Collateralized Spread Accounts                                         27,130.53
           Required addition to/(eligible withdrawal from) Spread Account                              14,889,646.92
           Earnings on Spread Account Balance                                                              12,387.21
           Amount of Spread Account deposit (withdrawal)                                                        0.00
           Amount of Withdrawal Allocated to Certificates' Shortfalls                                           0.00
           Net Spread Account Withdrawal to Seller                                                              0.00
           Ending Spread Account Balance                                                                3,343,599.32




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1997-5
                       6.26% ASSET-BACKED NOTES, CLASS A-1
                       6.40% ASSET-BACKED NOTES, CLASS A-2
                        10.55% ASSET-BACKED CERTIFICATES


Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Sale and Servicing Agreement dated as of December 1, 1997, (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $2,349,597.17

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $93,529.92

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $2,256,067.25

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                       $42.15

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $1.68

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                             $40.47

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                           $150,529.97

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                        $26,570.23

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                   $123,959.74

          (p)      Scheduled Payments due in such Collection Period                                    $2,042,941.66

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                   $2,023,552.51

B.   Information Regarding the Performance of the Trust.
     1    Pool, Note and Certificate Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                 $60,524,286.14

          (b)      The aggregate principal amount of the Securities as of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                          $53,746,237.92

          (c)      Aggregate principal amount of Notes as of the close of
                   business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                  $50,847,991.70

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8401254

          (e)      Aggregate principal amount of the Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                       $2,898,246.22

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                         0.0478857

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $119,806.79

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,026.21

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                         $2.15

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.05

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                 $0.00

          (d)      The amount of the Class B Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $17,413,527.41
                          Spread Account Balance                                                       $3,213,298.13

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                  $240,832.71

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                      $58,898.92

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                     $555,541.94

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                  99
                          Aggregate Gross Amount                                                       $1,178,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 115
                          Aggregate Gross Amount                                                       $1,362,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            3.99%

          (b)      Average Delinquency Ratio                                                                    5.32%

          (c)      Cumulative Default Ratio                                                                    10.00%

          (d)      Cumulative Net Loss Ratio                                                                    7.75%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO RECEIVABLES TRUST 1997-5
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         3,092,068.75
     LOCK BOX NSF ITEMS:                                                                                  (28,704.61)
     TOTAL COLLECTION PROCEEDS:                                                                         3,063,364.14
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                  60,524,286.14
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                        60,524,286.14
                                 Principal portion of payments collected (non-prepayments)                               990,972.75
                                 Prepayments in full allocable to principal                                              704,774.00
                          Collections allocable to principal                                            1,695,746.75
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     227,906.09
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      1,923,652.84

                   Realized Losses                                                                        555,541.94
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                     58,045,091.36


          PREFUNDING
                   Original Amount in Prefunding Account                                                        0.00
                   Subsequent Loans Sold to the Trust                                                           0.00
                   Balance of Prefunding Account                                                                0.00

          INTEREST
                          Collections allocable to interest                                            $1,032,579.76
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       107,131.54
                                                                                                      ---------------
                   Total Interest                                                                      $1,139,711.30

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              17,929,058.95
          Beginning of Period Class A-2 Principal Balance                                              35,175,000.00
          Beginning of Period Certificate Principal Balance                                             3,022,205.96

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                    2,972,465.42
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           18,932.98
          Scheduled Payments due in Collection Period                                                   2,042,941.66
          Scheduled Payments collected in Collection Period                                             2,023,552.51
          Aggregate Amount of Realized Losses for preceding Distribution Date                             555,541.94

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                    174.17
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                 99    1,178,000.00
          60+ days delinquent                                                                                    115    1,362,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0            0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             2,540,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                          498,830.07
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.78%
          Delinquency Ratio for third preceding Determination Date                                              7.19%

          Cumulative Defaults for preceding Determination Date                                          9,067,753.57

          Cumulative Net Losses for preceding Determination Date                                        6,966,198.39

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              2,728,326.51
                          Liquidation Proceeds                                                            227,906.09
                          Recoveries                                                                      107,131.54
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Investment earnings from Collection Account                                      10,442.84
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     3,073,806.98

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                       990,972.75
                          Prepayments in full allocable to principal                                      704,774.00
                          Principal Balance of Liquidated Receivables                                     783,448.03
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       2,479,194.78

          Class A Target Amount
                       90%                                                                                        90%
                   times Aggregate Principal Balance of Receivables                                    58,045,091.36
                                                                                                      --------------
                                                                                                       52,240,582.23

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                Yes
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    62.7%
                                                                                                      ---------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       2,479,194.78
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                                      ---------------
                                                                                                        2,256,067.25
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               2,256,067.25

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  17,929,058.95
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   93,529.92

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                       2,479,194.78
                   Times Certificate Percentage                                                                  5.0%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 123,959.74

          Certificateholders' Interest Amount
                   Total Distribution Amount                                                            3,073,806.98
                   minus
                   Class A Principal and Interest Distributable Amount                                  2,537,197.17
                   Beginning of Period Principal Balance of the Certificates                            3,022,205.96
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                      0.0833333
                                                                                                      ---------------
                   Certificate Coupon Interest Amount                                                      26,570.23
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 26,570.23
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 123,959.74
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                      678.54
                   Standby Servicer distributions                                                           3,026.21
                   Servicer distributions                                                                 119,806.79
                   Collateral Agent distributions                                                             467.72
                   Reimbursement Obligations                                                               58,898.92
                                                                                                      ---------------
                                                                                                          203,201.66

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
Interest on Class A-1 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                          0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                              0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):

                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,026.21
         Servicing Fee (2.0%)                                                                             100,873.81
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            18,932.98
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                                504.37
         Indenture Trustee's out-of-pocket expenses                                                           174.17
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                                 467.72
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                           93,529.92
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                           93,529.92
     (B) Class A-2 Interest Distributable Amount - Current Month                                          187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          187,600.00
  (vii)  Class A Principal Distributable Amount - Current Month                                         2,256,067.25
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount to Class A-1                                             2,256,067.25
         Class A Principal Distribution Amount to Class A-2                                                     0.00
  (viii) Note Insurer Premium                                                                              16,525.60
         Note Insurer Premium Supplement                                                                   42,373.33
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (vi)(A)Certificate Note Interest - Unadjusted                                                            26,570.23
         Certificate Note Interest Carryover Shortfall - Previous Month(s)                                      0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on B Interest Carryover from Prior Months                                                     0.00
         Current Month Certificate Interest Shortfall                                                           0.00
         Adjusted Certificate Note Interest Distributable Amount                                           26,570.23
  (x)    Certificate Principal Distributable Amount - Current Month Unadjusted                            123,959.74
         Certificate Principal Carryover Shortfall - Previous Month(s)                                          0.00
         Current Month Certificate Principal Shortfall                                                          0.00
         Adjusted Certificate Principal Distributable Amount                                              123,959.74
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                                 0.00
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                        0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                   203,201.66
         Spread Account Withdrawal to cover deficiencies                                                        0.00




     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               17,929,058.95
                   Class A-1 Principal Distributions                                                    2,256,067.25
          Class A-1 End of Period Principal Amount (prior to turbo)                                    15,672,991.70
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                     15,672,991.70

          Class A-2 Beginning of Period Principal Amount                                               35,175,000.00
                   Class A-2 Principal Distributions                                                            0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                    35,175,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-2 End of Period Principal Amount                                                     35,175,000.00

          Certificate Beginning of Period Principal Amount                                              3,022,205.96
                   Certificate Principal Distributable Amount                                             123,959.74
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                2,898,246.22
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                               0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                 2,898,246.22

CLASS A DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           3,073,806.98
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                     405,109.18
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        2,668,697.80

CLASS A DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                    2,668,697.80
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                   2,256,067.25
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                          412,630.55

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                      412,630.55
     (vi) Note Insurer Premium                                                                             16,525.60
     (v)  Note Insurer Premium Supplement                                                                  42,373.33
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                          353,731.63

CERTIFICATE DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       353,731.63
     (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                      26,570.23
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                          327,161.40

CERTIFICATE DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                       327,161.40
     (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                          123,959.74
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Unadjusted Amount Remaining for Further Distribution/(Deficiency)                               203,201.66
          Withdrawal from Spread Account to B Piece Cover Shortfalls                                            0.00

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               2,540,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  2,540,000.00

                          Aggregate Gross Principal Balance as of the close of                         63,723,029.80
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            3.99%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.99%
                          Delinquency Ratio for second preceding Determination Date                             4.78%
                          Delinquency Ratio for third preceding Determination Date                              7.19%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    5.32%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  9,067,753.57
                                 Current Period Defaulted Receivables                                     498,830.07
                                                                                                      ---------------
                                 Total                                                                  9,566,583.64

                                 Cumulative Defaulted Receivables                                       9,566,583.64
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Default Ratio                                                                    10.00%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                          783,448.03

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (335,037.63)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                   448,410.40
                                 Cumulative Previous Net Losses                                         6,966,198.39
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  7,414,608.79
                                 Original Pool Balance                                                 95,706,307.00

                   Cumulative Net Loss Ratio                                                                    7.75%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.00
          Weighted Average Remaining Term                                                                      40.35
          Weighted Average Annual Percentage Rate                                                              20.20%

     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                  58,045,091.36
                          minus the Securities Balance                                                 53,746,237.92
                                                                                                      ---------------
                                                                                                        4,298,853.44
                          divided by the Aggregate Principal Balance                                            7.41%

          Floor OC Percent
                   Aggregate Principal Balance                                                         58,045,091.36
                   minus the Securities Balance                                                        53,746,237.92
                                                                                                      ---------------
                                                                                                        4,298,853.44
                   divided by the initial Aggregate Principal Balance                                  95,706,307.00
                                                                                                      ---------------
                                                                                                                4.49%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i) Securities Balance                                                                      53,746,237.92
                          (ii) the sum of
                               (A) 2% of the sum of                                                                            2.00%
                                   (I)   initial Aggregate Principal Balance                                          95,706,307.00
                                   (II)  balance of all Subsequent Receivables                                                 0.00
                                                                                                                     ---------------
                                                                                                                       1,914,126.14
                               (B) the product of
                                   (I) excess of 1% over the Floor OC Percent                                                  0.00%
                                   (II) initial Aggregate Principal Balance                                           95,706,307.00
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         1,914,126.14

          Requisite Amount
                           the greater of
                               (1) the Floor Amount                                                                    1,914,126.14
                               (2) the product of:
                                   if no Trigger Event, 9% minus the OC Percent                                                 1.6%
                                   if a Trigger Event, 15% minus the OC Percent                                                 7.6%
                                   if a Portfolio Performance Event of Default, 30% minus the OC Percent                       22.6%
                                   if an Insurance Agreement Event of Default, 30%                                               30%
                                                                                                                  30%
                                   times the Aggregate Principal Balance                               58,045,091.36
                                                                                                      ---------------
                                                                                                       17,413,527.41
                          Requisite Amount                                                             17,413,527.41

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

          Required Spread Account Amount                                                               17,413,527.41
          Beginning of Period Spread Account Balance                                                    2,972,465.42
          Spread Account Deposit (Withdrawal) from Current Distributions                                  203,201.66
          Transfer (to) from Cross-Collateralized Spread Accounts                                          25,895.88
          Required addition to/(eligible withdrawal from) Spread Account                               14,211,964.45
          Earnings on Spread Account Balance                                                               11,735.17
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                 3,213,298.13




IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-1
                    6.00% ASSET-BACKED CERTIFICATES, CLASS A
                    10.25% ASSET-BACKED CERTIFICATES, CLASS B

Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Pooling and Servicing Agreement dated as of March 16, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.
           (a)     The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $5,365,779.87

           (b)     The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $634,367.10

           (c)     The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,731,412.77

           (d)     The amount of the distribution set forth in
                   paragraph A.1. (a) above, per $1,000 interest                                              $30.21

           (e)     The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.57

           (f)     The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $26.64

           (g)     The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above                           $306,059.11

           (h)     The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $57,037.39

           (i)     The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $249,021.72

           (j)     Scheduled Payments due in such Collection Period                                    $4,311,977.36

           (k)     Scheduled Payments collected in such
                   Collection Period                                                                   $4,108,170.43

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances.
           (a)     The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $133,550,968.39

           (b)     The aggregate balance of the Certificates as of the close
                   of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c) above                                 $128,570,533.89

           (c)     The Pool factor as of the close of business
                   on the last day set forth above                                                         0.9627076

     2     Servicing Fee and Purchased Receivables.
           (a)     The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $258,207.60

           (b)     The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $2,782.31

           (c)     The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.45

           (d)     The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

           (e)     The amount of any unpaid Servicing Fee                                                      $0.00

           (f)     The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3     Payment Shortfalls.
           (a)     The amount of the Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

           (b)     The amount of the Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

     4     Payahead Account.
           (a)     The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $45,217.74

           (b)     Distributions (to) from Collection Account                                            ($10,140.98)
                   for Payaheads

           (c)     Interest earned on Payahead Balances                                                      $338.00

           (d)     Ending Payahead Account Balance                                                        $35,414.76

     5     Spread Account.
           (a)     The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $38,571,160.17
                          Spread Account Balance                                                      $22,489,833.94

           (b)     The change in the spread account on the Distribution
                   Date set forth above                                                                  $233,429.85

     6     Policy.
           (a)     The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

           (b)     The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $143,516.86

     7     Losses and Delinquencies.
           (a)     The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,147,335.68

           (b)     The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

           (c)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 270
                          Aggregate Gross Amount                                                       $3,329,000.00

           (d)     The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                           Number                                                                                247
                           Aggregate Gross Amount                                                      $3,076,000.00

     8     Performance Triggers.
           (a)     Delinquency Ratio                                                                            4.52%

           (b)     Average Delinquency Ratio                                                                    5.17%

           (c)     Cumulative Default Ratio                                                                     7.62%

           (d)     Cumulative Net Loss Ratio                                                                    5.55%

           (e)     Is a Portfolio Performance Test violation continuing?                                          No

           (f)     Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-1
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         6,218,795.22
     LOCK BOX NSF ITEMS:                                                                                  (58,915.73)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 10,140.98
     COLLECTION ACCOUNT INTEREST                                                                           20,613.59
     PAYAHEAD ACCOUNT INTEREST                                                                                338.00
     TOTAL COLLECTION PROCEEDS:                                                                         6,190,972.06
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 133,550,968.39
                                 Principal portion of payments collected (non-prepayments)                             1,880,105.83
                                 Prepayments in full allocable to principal                                            1,358,373.00
                          Collections allocable to principal                                            3,238,478.83
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     594,619.99
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      3,833,098.82

                   Realized Losses                                                                      1,147,335.68
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    128,570,533.89

          INTEREST
                          Collections allocable to interest                                             2,228,064.60
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       129,808.64
                                                                                                      ---------------
                   Total Interest                                                                       2,357,873.24

     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               126,873,420.29
          Beginning of Period Class B Principal Balance                                                 6,677,548.10

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   22,256,404.09
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           35,622.65
          Aggregate Payahead Balance                                                                       35,076.76
          Aggregate Payahead Balance for preceding Distribution Date                                       45,217.74
          Interest Earned on Payahead Balances                                                                338.00
          Scheduled Payments due in Collection Period                                                   4,311,977.36
          Scheduled Payments collected in Collection Period                                             4,108,170.43
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,147,335.68

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,311.41
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                270   3,329,000.00
          60+ days delinquent                                                                                    247   3,076,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             6,405,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,123,106.50
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.64%
          Delinquency Ratio for third preceding Determination Date                                              6.34%

          Cumulative Defaults for preceding Determination Date                                         13,126,095.46

          Cumulative Net Losses for preceding Determination Date                                        9,357,989.59

          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              5,466,543.43
                          Liquidation Proceeds                                                            594,619.99
                          Recoveries                                                                      129,808.64
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     6,190,972.06

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     1,880,105.83
                          Prepayments in full allocable to principal                                    1,358,373.00
                          Principal Balance of Liquidated Receivables                                   1,741,955.67
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       4,980,434.50

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       4,980,434.50
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        4,731,412.77
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               4,731,412.77

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          126,873,420.29
                   Multiplied by Certificate Pass-Through Rate                                                  6.00%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  634,367.10

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       4,980,434.50
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 249,021.72

          Class B Coupon Interest Amount
                   Beginning of Period Principal Balance of the Certificates                            6,677,548.10
                   Multiplied by Certificate Pass-Through Rate                                                 10.25%
                   Multiplied by 30/360, or for the first Distribution Date, by 30/360                     0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          57,037.39

          Class B Excess Interest Amount
                   Total Distribution Amount                                                            6,190,972.06
                   minus
                   Class A Principal and Interest Distributable Amount                                  5,365,779.87
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Class B Coupon Interest                                                                 57,037.39
                   Class B Interest Carryover Shortfall                                                         0.00
                   Class B Principal Distributable Amount                                                 249,021.72
                   Class B Principal Carryover Shortfall                                                        0.00
                   Trustee distributions                                                                    2,424.33
                   Standby Servicer distributions                                                           2,782.31
                   Servicer distributions                                                                 258,207.60
                   Collateral Agent distributions                                                           1,112.92
                   Reimbursement Obligations                                                              143,516.86
                                                                                                      ---------------
                                                                                                          111,089.05

CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        2,782.31
         Servicing Fee (2.0%)                                                                             222,584.95
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            35,622.65
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,112.92
         Trustee's out-of-pocket expenses                                                                   1,311.41
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,112.92
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A Interest Distributable Amount - Current Month                                            634,367.10
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            634,367.10
(viii)(A)Class B Coupon Interest - Unadjusted                                                              57,037.39
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    57,037.39
  (v)(B) Class A Principal Distributable Amount - Current Month                                         4,731,412.77
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          4,731,412.77
  (vi)   Certificate Insurer Premium                                                                       41,731.85
         Certificate Insurer Premium Supplement                                                           101,785.01
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (vii)  Transition Expenses to successor Servicer                                                              0.00
      (B)Class B Principal Distributable Amount - Current Month Unadjusted                                249,021.72
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Shortfall                                                              0.00
         Adjusted Class B Principal Distributable Amount                                                  249,021.72
      (C)Excess Interest (Shortage) Amount for Deposit to (withdrawal from) Spread Account                111,089.05


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               126,873,420.29
                   Class A Principal Distributions                                                      4,731,412.77
          Class A End of Period Principal Balance                                                     122,142,007.52

          Class B Beginning of Period Principal Balance                                                 6,677,548.10
                   Class B Principal Distributable Amount                                                 249,021.72
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   6,428,526.38
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    6,428,526.38

CLASS A DEFICIENCY - INTEREST
     (i)   Total Distribution Amount Available                                                          6,190,972.06
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   898,894.26
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,292,077.80

CLASS B DEFICIENCY - INTEREST
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   5,292,077.80
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    57,037.39
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       5,235,040.41

CLASS A DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  5,235,040.41
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 4,731,412.77
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         503,627.64

OTHER DISTRIBUTIONS
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    503,627.64
     (vi)  Certificate Insurer Premium                                                                     41,731.85
     (v)   Certificate Insurer Premium Supplement                                                         101,785.01
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         360,110.78

CLASS B DEFICIENCY - PRINCIPAL
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     360,110.78
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        249,021.72
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              111,089.05
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                111,089.05

CALCULATIONS
           PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               6,405,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  6,405,000.00

                          Aggregate Gross Principal Balance as of the close of                        141,555,019.29
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            4.52%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.52%
                          Delinquency Ratio for second preceding Determination Date                             4.64%
                          Delinquency Ratio for third preceding Determination Date                              6.34%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    5.17%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 13,126,095.46
                                 Current Period Defaulted Receivables                                   1,123,106.50
                                                                                                      ---------------
                                 Total                                                                 14,249,201.96

                                 Cumulative Defaulted Receivables                                      14,249,201.96
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Default Ratio                                                                     7.62%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        1,741,955.67

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (724,428.63)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,017,527.04
                                 Cumulative Previous Net Losses                                         9,357,989.59
                                                                                                      ---------------
                                 Cumulative Net Losses                                                 10,375,516.63
                                 Original Pool Balance                                                186,954,818.61

                   Cumulative Net Loss Ratio                                                                    5.55%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.10
          Weighted Average Remaining Term                                                                      43.15
          Weighted Average Annual Percentage Rate                                                              20.30%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    17,357,022.08
                          18.5% of Outstanding Certificate Balance                                                    23,785,548.77
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          38,571,160.17

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        5,608,644.56
                          Outstanding Certificate Balance                                                            128,570,533.89
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         5,608,644.56

          Required Spread Account Amount                                                               38,571,160.17
          Beginning of Period Spread Account Balance                                                   22,256,404.09
          Spread Account Deposit (Withdrawal) from Current Distributions                                  111,089.05
          Transfer (to) from Cross-Collateralized Spread Accounts                                          29,326.30
          Allocations of cash releases from previous pools                                                      0.00
          Required addition to/(eligible withdrawal from) Spread Account                               16,174,340.72
          Earnings on Spread Account Balance                                                               93,014.50
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                22,489,833.94



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                       MONTHLY CERTIFICATEHOLDER STATEMENT
                          CPS AUTO GRANTOR TRUST 1998-2
                     6.09% CLASS A ASSET-BACKED CERTIFICATES
                    10.34% CLASS B ASSET-BACKED CERTIFICATES


Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Pooling and Servicing Agreement dated as of April 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Certificates.
          (a)      The aggregate amount of the distribution
                   to Class A Certificateholders on the Distribution
                   Date set forth above                                                                $6,922,734.07

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                       $792,916.52

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $6,129,817.55

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000 interest                                             $34.53

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000 interest                                               $3.95

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 interest                                              $30.57

          (g)      The aggregate amount of the distribution to Class B
                   Certificateholders on the Distribution Date set forth above
                   (given to the Collateral Agent for deposit into the Spread Account)                   $358,462.49

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $70,856.07

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                   $287,606.42

          (j)      Scheduled Payments due in such Collection Period                                    $5,100,057.05

          (k)      Scheduled Payments collected in such
                   Collection Period                                                                   $4,907,022.76

B.   Information Regarding the Performance of the Trust.
     1    Certificate Balances.
          (a)      The original aggregate Principal Balance of the
                   Certificates as of the closing date                                               $211,042,290.00

          (b)      The aggregate principal balance of the Certificates as of
                   the close of business on the last day set forth above, after giving
                   effect to payments allocated to principal in paragraph A 1 (c) above              $158,045,425.44

          (c)      The Aggregate Pool factor as of the close of business
                   on the last day set forth above                                                         0.7488804

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $321,432.45

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $3,426.31

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000 interest                                                $1.60

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000 interest                                                $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of Receivables that became Purchased Receivables during the related Collection
                   Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (c) above                                                                    $0.00

          (c)      The amount of the Class B Interest Carryover shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (d)      The amount of the Class B Principal Carryover Shortfall
                   after giving effect to the payment set forth in
                   paragraph A.1. (i) above                                                                    $0.00


     4    Payahead Account.
          (a)      The aggregate Payahead Balance on the
                   prior Distribution Date                                                                $41,500.73

          (b)      Distributions (to) from Collection Account                                              $3,161.30
                   for Payaheads

          (c)      Interest earned on Payahead Balances                                                      $274.17

          (d)      Ending Payahead Account Balance                                                        $44,936.20

     5    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $47,413,627.63
                          Spread Account Balance                                                      $21,836,014.08

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  $88,070.57

     6    Policy.
          (a)      The amount paid to the Certificateholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Certificate
                   Insurer on such Distribution Date                                                     $176,379.12

     7    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,495,210.58

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                 262
                          Aggregate Gross Amount                                                       $3,262,000.00

          (d)      The number of Receivables and the aggregate gross amount
                   scheduled to be paid, including unearned finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                 277
                          Aggregate Gross Amount                                                       $3,549,000.00

     8    Performance Triggers.
          (a)      Delinquency Ratio                                                                            3.95%

          (b)      Average Delinquency Ratio                                                                    4.86%

          (c)      Cumulative Default Ratio                                                                     6.17%

          (d)      Cumulative Net Loss Ratio                                                                    4.28%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO GRANTOR TRUST 1998-2
STATEMENT TO CERTIFICATEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                               35,015.55


INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         7,828,953.73
     LOCK BOX NSF ITEMS:                                                                                  (65,819.30)
     TRANSFERS FROM (TO) PAYAHEAD ACCOUNT:                                                                 (3,161.30)
     COLLECTION ACCOUNT INTEREST                                                                           25,525.42
     PAYAHEAD ACCOUNT INTEREST                                                                                274.17
     TOTAL COLLECTION PROCEEDS:                                                                         7,785,772.72
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 164,462,849.97
                                 Principal portion of payments collected (non-prepayments)                             2,217,026.99
                                 Prepayments in full allocable to principal                                            1,998,463.00
                          Collections allocable to principal                                            4,215,489.99
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     741,738.95
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,957,228.94

                   Realized Losses                                                                      1,495,210.58
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    158,010,410.45

          INTEREST
                          Collections allocable to interest                                             2,689,995.77
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       138,548.01
                                                                                                      ---------------
                   Total Interest                                                                       2,828,543.78


     CERTIFICATE INFORMATION
          Beginning of Period Class A Principal Balance                                               156,239,707.43
          Beginning of Period Class B Principal Balance                                                 8,223,141.98

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   21,747,943.51
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           47,327.70
          Aggregate Payahead Balance                                                                       44,662.03
          Aggregate Payahead Balance for preceding Distribution Date                                       41,500.73
          Interest Earned on Payahead Balances                                                                274.17
          Scheduled Payments due in Collection Period                                                   5,100,057.05
          Scheduled Payments collected in Collection Period                                             4,907,022.76
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,495,210.58

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,282.50
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                  0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                            0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                262   3,262,000.00
          60+ days delinquent                                                                                    277   3,549,000.00


     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             6,811,000.00
                    of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,680,888.80
                    during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             4.46%
          Delinquency Ratio for third preceding Determination Date                                              6.18%

          Cumulative Defaults for preceding Determination Date                                         11,341,166.97

          Cumulative Net Losses for preceding Determination Date                                        7,679,872.34


          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              6,905,485.76
                          Liquidation Proceeds                                                            741,738.95
                          Recoveries                                                                      138,548.01
                          Purchase Amounts                                                                      0.00
                          Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                    0.00
                          Investment earnings from Collection Account                                           0.00
                          Investment earnings from Payahead Account                                             0.00
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     7,785,772.72


     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,217,026.99
                          Prepayments in full allocable to principal                                    1,998,463.00
                          Principal Balance of Liquidated Receivables                                   2,236,949.53
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       6,452,439.52

          Class A Principal Distributable Amount
                   Principal Distributable Amount                                                       6,452,439.52
                   Times Class A Percentage (95%)                                                                 95%
                                                                                                      ---------------
                                                                                                        6,129,817.55
                   Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                        0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               6,129,817.55

          Class A Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                          156,239,707.43
                   Multiplied by Certificate Pass-Through Rate                                                  6.09%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  792,916.52

          Class B Principal Distributable Amount
                   Principal Distributable Amount                                                       6,452,439.52
                   Times Class B Percentage (5%)                                                                   5%
                                                                                                      ---------------
                   Class B Principal Distributable Amount                                                 322,621.98

          Class B Interest Distributable Amount
                   Beginning of Period Principal Balance of the Certificates                            8,223,141.98
                   Multiplied by Certificate Pass-Through Rate                                                 10.34%
                   Multiplied by 30/360                                                                    0.0833333
                                                                                                      ---------------
                   Class B Coupon Interest Amount                                                          70,856.07


CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        3,426.31
         Servicing Fee (2.0%)                                                                             274,104.75
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            47,327.70
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Trustee Fee                                                                                        1,027.89
         Trustee's out-of-pocket expenses                                                                   1,282.50
         Unpaid Trustee Fee from prior Collection Periods                                                       0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
  (iv)   Collateral Agent Fee                                                                               1,027.89
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent Fee from prior Collection Periods                                              0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)    Class A Interest Distributable Amount - Unadjusted                                               792,916.52
         Prior Month(s) Class A Carryover Shortfall                                                             0.00
         Class A Interest Carryover Shortfall                                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A Interest Carryover Shortfall                                                     0.00
         Class A Interest Distributable Amount                                                            792,916.52
  (vi)   Class B Coupon Interest - Unadjusted                                                              70,856.07
         Class B Interest Carryover Shortfall - Previous Month(s)                                               0.00
         Interest on B Interest Shortfall - Previous Month(s)                                                   0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class B Interest Shortfall                                                               0.00
         Adjusted Class B Interest Distributable Amount                                                    70,856.07
  (vii)  Class A Principal Distributable Amount - Current Month                                         6,129,817.55
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Principal Distribution Amount                                                          6,129,817.55
  (viii) Certificate Insurer Premium                                                                       51,287.55
         Certificate Insurer Premium Supplement                                                           125,091.57
         Other Reimbursement Obligations to Certificate Insurer                                                 0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (x)    Class B Principal Distributable Amount - Unadjusted                                              322,621.98
         Class B Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class B Principal Carryover Shortfall                                              (35,015.55)
         Adjusted Class B Principal Distributable Amount                                                  287,606.42
  (xi)   Remaining amounts to Collateral Agent for deposit in Spread Account                                    0.00


     CERTIFICATE BALANCE
          Class A Beginning of Period Principal Balance                                               156,239,707.43
                   Class A Principal Distributions                                                      6,129,817.55
          Class A End of Period Principal Balance                                                     150,109,889.89

          Class B Beginning of Period Principal Balance                                                 8,223,141.98
                   Class B Principal Distributable Amount                                                 287,606.42
          Class B End of Period Principal Balance BEFORE Spread Account Distributions                   7,935,535.56
                   Withdrawal from Spread Account to Cover B Shortfalls                                         0.00
          Class B End of Period Principal Balance AFTER Spread Account Distributions                    7,935,535.56

CLASS A DEFICIENCY - INTEREST
      (i)  Total Distribution Amount Available                                                          7,785,772.72
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)A                  1,121,113.56
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       6,664,659.16

CLASS B DEFICIENCY - INTEREST
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                    6,664,659.16
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(vi) and (x)                     70,856.07
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
      (iv) Interest on Prior month(s) carryover shortfalls                                                      0.00
           If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                   NO
           Amount Remaining for Further Distribution/(Deficiency)                                       6,593,803.09

CLASS A DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(i) thru (v)A                   6,593,803.09
      (ii) Current distribution amounts payable pursuant to Section 4.6(c)(i) and (v)B                  6,129,817.55
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawal from Spread Account to Cover Shortfall                                                    0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                            NO
           Amount Remaining for Further Distribution/(Deficiency)                                         463,985.54

OTHER DEFICIENCIES - INSURANCE
      (i)  Amounts available to make payments for insurance                                               463,985.54
           Certificate Insurer Premium                                                                     51,287.55
           Certificate Insurer Premium Supplement                                                         125,091.57
           Deficiency Amount                                                                                    0.00
           Withdrawal from Spread Account to Cover Deficiency                                                   0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                         287,606.42

CLASS B DEFICIENCY - PRINCIPAL
      (i)  Amounts available to make payments pursuant to Section 4.6(c)(vi) and (x)                      287,606.42
      (ii) Amounts payable pursuant to Section 4.6(c)(vi) and (x)                                         322,621.98
      (iii)Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                           YES
           Unadjusted Amount Remaining for Further Distribution/(Deficiency)                              (35,015.55)
           Withdrawal from Spread Account to B PieceCover Shortfalls                                            0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                (35,015.55)

CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               6,811,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  6,811,000.00

                          Aggregate Gross Principal Balance as of the close of                        172,308,922.51
                                  business on the last day of the Collection Period.
                   Delinquency Ratio                                                                            3.95%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  3.95%
                          Delinquency Ratio for second preceding Determination Date                             4.46%
                          Delinquency Ratio for third preceding Determination Date                              6.18%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    4.86%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                 11,341,166.97
                                 Current Period Defaulted Receivables                                   1,680,888.80
                                                                                                      ---------------
                                 Total                                                                 13,022,055.77

                                 Cumulative Defaulted Receivables                                      13,022,055.77
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Default Ratio                                                                     6.17%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,236,949.53

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (880,286.96)
                                                                                                      ---------------
                                 Net Liquidation Losses                                                 1,356,662.57
                                 Cumulative Previous Net Losses                                         7,679,872.34
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  9,036,534.91
                                 Original Pool Balance                                                211,042,290.56

                   Cumulative Net Loss Ratio                                                                    4.28%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.46
          Weighted Average Remaining Term                                                                      45.58
          Weighted Average Annual Percentage Rate                                                              20.38%

     SPREAD ACCOUNT
          Spread Account Cap
                          13.5% of Outstanding Certificate Balance                                                    21,336,132.43
                          19.5% of Outstanding Certificate Balance                                                    30,818,857.96
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y
                                                                                                                     ---------------
                   Cap Amount                                                                          47,413,627.63

          Spread Account Floor
                          3% of the Initial Certificate Balance                                                        6,331,268.70
                          Outstanding Certificate Balance                                                            158,045,425.44
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         6,331,268.70

          Required Spread Account Amount                                                               47,413,627.63
          Beginning of Period Spread Account Balance                                                   21,747,943.51
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                               25,665,684.12
          Earnings on Spread Account Balance                                                               88,070.57
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                  0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                21,836,014.08

     Reserve Fund
                   Initial Class B Certificate Balance                                                 10,552,114.40
                   Aggregate Pool Factor                                                                   0.7488804
                   Class B Principal %                                                                          5.02%
                   Have both tests for Reserve Fund reduction been satisfied? (Y/N)                                N

          Requisite Amount
                          If both tests for reduction have NOT been met, then
                              10% of Original Class B Outstanding Certificate Balance                                  1,055,211.40
                          otherwise
                              10% of Class B Outstanding Certificate Balance                                             793,553.56
                          or
                   Cap Amount                                                                           1,055,211.40

          Reserve Fund Floor
                          Outstanding Class B Certificate Balance                                                      7,935,535.56
                          Minimum Floor                                                                                  300,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                           300,000.00

          Required Reserve Fund Amount                                                                  1,055,211.40
          Beginning of Period Reserve Fund Balance                                                      1,055,211.40
          Reserve Fund Deposit (Withdrawal) from Current Distributions                                          0.00
          Required addition to/(eligible withdrawal from) Reserve Fund                                          0.00
          Earnings on Reserve Fund Balance                                                                  3,838.90
          Amount of Reserve Fund deposit (withdrawal)                                                      (3,838.90)
          Ending Reserve Fund Balance                                                                   1,055,211.40


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-3
                      5.6375% ASSET-BACKED NOTES, CLASS A-1
                      5.8550% ASSET-BACKED NOTES, CLASS A-2
                      5.9950% ASSET-BACKED NOTES, CLASS A-3
                      6.0800% ASSET-BACKED NOTES, CLASS A-4


Distribution Date                                                       5/17/99
Collection Period                                                          4/99

     Under the Sale and Servicing Agreement dated as of July 8, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                        $0.00

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                             $0.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                         $0.00

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above                                                                    $0.00

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $0.00

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $0.00

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                $7,427,555.42

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $355,510.79

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                 $7,072,044.63

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                      $80.73

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $3.86

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $124,895.83

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $124,895.83

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $5.00

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $5.00

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                  $418,162.13

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $418,162.13

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                         $0.00

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                       $5.07

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $5.07

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                        $0.00


B.   Information Regarding the Performance of the Trust.
     1    Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $197,970,323.25

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth above,
                   after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u) above                     $173,322,968.63

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.8754998

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $383,723.40

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $4,124.38

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $10.66

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.02

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   shortfall after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u) above                                                         $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with respect to such
                   Distribution Date and the Spread Account Balance on the
                   Distribution Date set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                           $191,636,800.00
                          Spread Account Balance                                                      $19,968,366.17

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                   $83,526.41

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $241,564.82

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,452,670.82

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 318
                          Aggregate Gross Amount                                                       $3,909,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 105
                          Aggregate Gross Amount                                                       $1,335,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            2.51%

          (b)      Average Delinquency Ratio                                                                    3.25%

          (c)      Cumulative Default Ratio                                                                     4.34%

          (d)      Cumulative Net Loss Ratio                                                                    3.80%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes


CPS AUTO RECEIVABLES TRUST 1998-3
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                         8,684,483.86
     LOCK BOX NSF ITEMS:                                                                                 (109,506.58)
     TOTAL COLLECTION PROCEEDS:                                                                         8,574,977.28
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 197,970,323.25
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       197,970,323.25
                                 Principal portion of payments collected (non-prepayments)                             2,399,309.38
                                 Prepayments in full allocable to principal                                            1,693,433.00
                          Collections allocable to principal                                            4,092,742.38
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     788,110.05
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      4,880,852.43

                   Realized Losses                                                                      1,452,670.82
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    191,636,800.00

          PREFUNDING
                   Original Amount in Prefunding Account                                                         N/A
                   Subsequent Loans Sold to the Trust                                                            N/A
                   Balance of Prefunding Account                                                                 N/A



          INTEREST
                          Collections allocable to interest                                             3,408,352.12
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                       285,772.73
                                                                                                      ---------------
                   Total Interest                                                                       3,694,124.85

     NOTE & CERTIFICATE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                                       0.00
          Beginning of Period Class A-2 Principal Balance                                              72,863,013.26
          Beginning of Period Class A-3 Principal Balance                                              25,000,000.00
          Beginning of Period Class A-4 Principal Balance                                              82,532,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   19,884,839.76
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           53,772.86
          Scheduled Payments due in Collection Period                                                   5,997,902.29
          Scheduled Payments collected in Collection Period                                             5,807,661.50
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,452,670.82

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,172.76
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                318   3,909,000.00
          60 - 89 days delinquent                                                                                105   1,335,000.00
          90 - 119 days delinquent                                                                                79   1,011,000.00
          120+ days delinquent                                                                                    52     653,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close             5,244,000.00
                   of business on the last day of the related Collection Period.
          Principal Balance of all Receivables that became Purchased Receivables as of                          0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted Receivables                        1,643,583.17
                   during the related Collection Period.

          Delinquency Ratio for second preceding Determination Date                                             2.95%
          Delinquency Ratio for third preceding Determination Date                                              4.29%

          Cumulative Defaults for preceding Determination Date                                          8,776,538.22

          Cumulative Net Losses for preceding Determination Date                                        8,149,222.47

          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                              7,501,094.50
                          Liquidation Proceeds                                                            788,110.05
                          Recoveries                                                                      285,772.73
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Prefunding Account                                               0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                           0.00
                          Investment earnings from Interest Reserve Account                                      N/A
                          Investment earnings from Collection Account                                      28,586.24
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                     8,603,563.52

     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     2,399,309.38
                          Prepayments in full allocable to principal                                    1,693,433.00
                          Principal Balance of Liquidated Receivables                                   2,240,780.87
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       6,333,523.25

          Class A Target Amount
                   90%                                                                                            90%
                   times Aggregate Principal Balance of Receivables                                   191,636,800.00
                                                                                                      ---------------
                                                                                                      172,473,120.00


          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 No
                   Will the Class A-2 Notes be reduced to 0?                                                      No
                   On or Prior to Target Payment Date                                                           98.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.1%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    40.4%
                                                                                                      ---------------
                                                                                                                98.0%
          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       6,333,523.25
                   Times Class A Noteholders' Percentage                                                        91.1%
                                                                                                      ---------------
                                                                                                        5,769,839.68
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                               0.00
                                                                                                      ---------------
                   Class A Principal Distributable Amount                                               5,769,839.68

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                           0.00
                   Multiplied by the Note Rate                                                                5.6375%
                   Multiplied by actual/360, or for the first Distribution Date, by 18/360                 0.0888889
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                        0.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  72,863,013.26
                   Multiplied by the Note Rate                                                                5.8550%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  355,510.79

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  25,000,000.00
                   Multiplied by the Note Rate                                                                5.9950%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  124,895.83

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  82,532,000.00
                   Multiplied by the Note Rate                                                                6.0800%
                   Multiplied by 30/360, or for the first Distribution Date, by 17/360                     0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  418,162.13

          Excess Interest Amount
                   Total Distribution Amount                                                            8,603,563.52
                   minus
                   Class A Principal and Interest Distributable Amount                                  6,668,408.43
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               3,537.54
                   Standby Servicer distributions                                                           4,124.38
                   Servicer distributions                                                                 383,723.40
                   Insurance and Reimbursement Obligations                                                241,564.82
                                                                                                      ---------------
                                                                                                        1,302,204.95
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Class A-1  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

CALCULATIONS

  DISTRIBUTIONS (PURSUANT TO SECTION 4.6(c) OF THE POOLING AND SERVICING AGREEMENT):
                                                                                                              Use
                                                                                                              ---
  (i)    Standby Fee                                                                                        4,124.38
         Servicing Fee (2.0%)                                                                             329,950.54
         Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            53,772.86
         Unpaid Standby Fee from prior Collection Periods                                                       0.00
         Unpaid Servicing Fee from prior Collection Periods                                                     0.00
  (ii)   Transition Expenses to Standby Servicer                                                                0.00
  (iii)  Indenture Trustee Fee                                                                              1,237.31
         Indenture Trustee's out-of-pocket expenses                                                         1,172.76
         Unpaid Indenture Trustee Fee from prior Collection Periods                                             0.00
         Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                               0.00
         Owner Trustee Fee                                                                                      0.00
         Owner Trustee's out-of-pocket expenses                                                                 0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                                                 0.00
         Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                                    0.00
  (iv)   Collateral Agent Fee                                                                               1,127.47
         Collateral Agent Expenses                                                                              0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00
  (v)(A) Class A-1 Interest Distributable Amount - Current Month                                                0.00
         Prior Month(s) Class A-1 Interest Carryover Shortfall                                                  0.00
         Class A-1 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-1 Interest Carryover Shortfall                                                   0.00
         Class A-1 Interest Distributable Amount                                                                0.00
     (B) Class A-2 Interest Distributable Amount - Current Month                                          355,510.79
         Prior Month(s) Class A-2 Interest Carryover Shortfall                                                  0.00
         Class A-2 Interest Carryover Shortfall                                                                 0.00
         Interest on Interest Carryover from Prior Months                                                       0.00
         Current Month Class A-2 Interest Carryover Shortfall                                                   0.00
         Class A-2 Interest Distributable Amount                                                          355,510.79
  (vi)(A)Class A-3 Note Interest - Unadjusted                                                             124,895.83
         Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-3 Interest Shortfall                                                             0.00
         Adjusted Class A-3 Interest Distributable Amount                                                 124,895.83
      (B)Class A-4 Note Interest - Unadjusted                                                             418,162.13
         Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                                        0.00
         Interest on Interest Shortfall - Previous Month(s)                                                     0.00
         Current Month Class A-4 Interest Shortfall                                                             0.00
         Adjusted Class A-4 Interest Distributable Amount                                                 418,162.13
  (vii)  Class A Principal Distributable Amount - Current Month                                         5,769,839.68
         Class A Principal Carryover Shortfall - Previous Month(s)                                              0.00
         Current Month Class A Principal Shortfall                                                              0.00
         Withdrawal from Spread Account to Cover Shortfall                                                      0.00
         Class A Total Adjusted Distributable Amount                                                    5,769,839.68
         Class A Principal Distribution Amount to Class A-1                                                     0.00
         Class A Principal Distribution Amount to Class A-2                                             5,769,839.68
         Class A Principal Distribution Amount to Class A-3                                                     0.00
         Class A Principal Distribution Amount to Class A-4                                                     0.00
  (viii) Note Insurer Premium                                                                              96,043.85
         Note Insurer Premium Supplement                                                                  145,520.98
         Other Reimbursement Obligations to Note Insurer                                                        0.00
  (ix)   Transition Expenses to successor Servicer                                                              0.00
  (xi)   Until the Target Payment Date, remaining amount to Class A Noteholders                         1,302,204.95
         Amount to Class A-1 Noteholders                                                                        0.00
         Amount to Class A-2 Noteholders                                                                1,302,204.95
         Amount to Class A-3 Noteholders                                                                        0.00
         Amount to Class A-4 Noteholders                                                                        0.00
  (xii)  After an Event of Default, Certificateholders' Int. Dist. Amount                                       0.00
  (xiii) After an Event of Default, Certificateholders' Prin. Dist. Amount                                      0.00
  (xiv)  After the Target Pmt. Date, remaining amount into Spread Acct.                                         0.00
         Spread Account withdrawal for deficiencies                                                             0.00

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                                        0.00
                   Class A-1 Principal Distributions                                                            0.00
          Class A-1 End of Period Principal Amount (prior to turbo)                                             0.00
                   Additional Principal Distribution                                                            0.00
          Class A-1 End of Period Principal Amount                                                              0.00

          Class A-2 Beginning of Period Principal Amount                                               72,863,013.26
                   Class A-2 Principal Distributions                                                    5,769,839.68
          Class A-2 End of Period Principal Amount (prior to turbo)                                    67,093,173.58
                   Additional Principal Distribution                                                    1,302,204.95
          Class A-2 End of Period Principal Amount                                                     65,790,968.63

          Class A-3 Beginning of Period Principal Amount                                               25,000,000.00
                   Class A-3 Principal Distributable Amount                                                     0.00
          Class A-3 End of Period Principal Amount (prior to turbo)                                    25,000,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-3 End of Period Principal Amount                                                     25,000,000.00

          Class A-4 Beginning of Period Principal Amount                                               82,532,000.00
                   Class A-4 Principal Distributable Amount                                                     0.00
          Class A-4 End of Period Principal Amount (prior to turbo)                                    82,532,000.00
                   Additional Principal Distribution                                                            0.00
          Class A-4 End of Period Principal Amount                                                     82,532,000.00

CLASS A-1 DEFICIENCY - INTEREST
     (i)  Total Distribution Amount Available                                                           8,603,563.52
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                    391,385.32
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                               NO
          Amount Remaining for Further Distribution/(Deficiency)                                        8,212,178.20

CLASS A-2 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                           8,212,178.20
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                           355,510.79
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,856,667.41

CLASS A-3 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                          7,856,667.41
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                           124,895.83
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,731,771.58

CLASS A-4 DEFICIENCY - INTEREST
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                    7,731,771.58
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                    418,162.13
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                       0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                           0.00
          If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                        7,313,609.45

CLASS A   DEFICIENCY - PRINCIPAL
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                           7,313,609.45
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                         5,769,839.68
     (iii)Prior month(s) carryover shortfalls                                                                   0.00
          Withdrawal from Spread Account to Cover Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                             NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,543,769.77

OTHER DISTRIBUTIONS
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                          1,543,769.77
     (vi) Note Insurer Premium                                                                             96,043.85
     (v)  Note Insurer Premium Supplement                                                                 145,520.98
          Deficiency Amount                                                                                     0.00
          Withdrawal from Spread Account to Cover Deficiency                                                    0.00
          If (i) is less than (ii), there is a Deficiency Claim Amount                                            NO
          Amount Remaining for Further Distribution/(Deficiency)                                        1,302,204.95


CALCULATIONS
          PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               5,244,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  5,244,000.00

                          Aggregate Gross Principal Balance as of the close of                        208,526,965.02
                                 business on the last day of the Collection Period.
                   DELINQUENCY RATIO                                                                            2.51%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  2.51%
                          Delinquency Ratio for second preceding Determination Date                             2.95%
                          Delinquency Ratio for third preceding Determination Date                              4.29%
                                                                                                      ----------------
                   Average Delinquency Ratio                                                                    3.25%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  8,776,538.22
                                 Current Period Defaulted Receivables                                   1,643,583.17
                                                                                                      ---------------
                                 Total                                                                 10,420,121.39

                                 Cumulative Defaulted Receivables                                      10,420,121.39
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Default Ratio                                                                     4.34%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         653,000.00
                                 Principal Balance of Delinquent Accts > 90 < 120 days                  1,011,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                      ---------------
                                 Estimated Loss $'s                                                     1,158,500.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                        2,240,780.87

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                              (1,073,882.78)
                                                                                                      ---------------
                                 Net Losses                                                             2,325,398.09
                                 Cumulative Previous Net Losses                                         8,149,222.47
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,338,000.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  9,136,620.56
                                 Original Pool Balance                                                240,339,160.19

                   Cumulative Net Loss Ratio                                                                    3.80%

ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.60
          Weighted Average Remaining Term                                                                      47.65
          Weighted Average Annual Percentage Rate                                                              20.43%
     SPREAD ACCOUNT
          OC Percent
                          Aggregate Principal Balance                                                 191,636,800.00
                          minus the Securities Balance                                                173,322,968.63
                                                                                                      ---------------
                                                                                                       18,313,831.37
                          divided by the Aggregate Principal Balance                                            9.56%

          Floor OC Percent
                   Aggregate Principal Balance                                                        191,636,800.00
                   minus the Securities Balance                                                       173,322,968.63
                                                                                                      ---------------
                                                                                                       18,313,831.37
                   divided by the initial Aggregate Principal Balance                                 240,339,160.19
                                                                                                      ---------------
                                                                                                                7.62%

          Floor Amount
                   greater of
                      (a) $100,000                                                                                       100,000.00
                      (b) the lesser of
                          (i)  Securities Balance                                                                    173,322,968.63
                          (ii) the sum of
                               (A) 2.5% of the sum of                                                                          2.50%
                                   (I)  initial Aggregate Principal Balance                                          240,339,160.19
                                   (II) balance of all Subsequent Receivables                                                  0.00
                                                                                                                     ---------------
                                                                                                                       6,008,479.00
                               (B) the product of
                                   (I)  excess of 1% over the Floor OC Percent                                                 0.00%
                                   (II) initial Aggregate Principal Balance                                          240,339,160.19
                                                                                                                     ---------------
                                                                                                                               0.00
                   Floor Amount                                                                         6,008,479.00

          Requisite Amount
                          the greater of
                               (1) the Floor Amount                                                                    6,008,479.00
                               (2) the product of:
                                   if no Trigger Event, 11%                                                                   11.00%
                                   if a Trigger Event, 20%                                                                    19.50%
                                   if a Portfolio Performance Event of Default, 30%                                           35.00%
                                   if an Insurance Agreement Event of Default, unlimited                                     100.00%
                                                                                                              100.00%
                                   times the Aggregate Principal Balance                              191,636,800.00
                                                                                                      ---------------
                                                                                                      191,636,800.00
                   Requisite Amount                                                                   191,636,800.00

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

          Required Spread Account Amount                                                              191,636,800.00
          Beginning of Period Spread Account Balance                                                   19,884,839.76
          Additional Deposit for Subsequent Receivables Transfer                                                0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                        0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                               0.00
          Required addition to/(eligible withdrawal from) Spread Account                              171,751,960.24
          Earnings on Spread Account Balance                                                               83,526.41
          Amount of Spread Account deposit (withdrawal)                                                         0.00
          Net Spread Account Withdrawal to Seller                                                               0.00
          Ending Spread Account Balance                                                                19,968,366.17


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.


                           CONSUMER PORTFOLIO SERVICES, INC.

                  By:           /s/ James L. Stock
                           ----------------------------------------------------

                  Name:         James L. Stock
                           ----------------------------------------------------
                  Title:        Vice President
                           ----------------------------------------------------

                          MONTHLY NOTEHOLDER STATEMENT
                        CPS AUTO RECEIVABLES TRUST 1998-4
                      5.473% ASSET-BACKED NOTES, CLASS A-1
                      5.790% ASSET-BACKED NOTES, CLASS A-2
                      5.740% ASSET-BACKED NOTES, CLASS A-3
                      5.690% ASSET-BACKED NOTES, CLASS A-4
                      5.890% ASSET-BACKED NOTES, CLASS A-5


Distribution Date                                                        5/17/99
Collection Period                                                           4/99

     Under the Sale and Servicing Agreement dated as of December 1, 1998 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, Bankers Trust as Owner Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                $4,906,045.42

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $73,716.00

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                 $4,832,329.42

          (d)      The amount of total the distribution set forth in
                   paragraph A.1. (a) above, per $1,000                                                      $150.96

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                        $2.27

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                            $148.69

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                  $373,937.50

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                       $373,937.50

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                         $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                       $4.83

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                        $4.83

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                        $0.00

          (m)      The aggregate amount of the distribution
                   to Class A-3 Noteholders on the Distribution
                   Date set forth above                                                                  $389,243.75

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                       $389,243.75

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                         $0.00

          (p)      The amount of the distribution set forth in
                   paragraph A.1. (m) above, per  $1,000                                                       $4.78

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (n) above, per $1,000                                                        $4.78

          (r)      The amount of the distribution set forth in
                   paragraph A.1. (o) above, per $1,000                                                        $0.00

          (s)      The aggregate amount of the distribution
                   to Class A-4 Noteholders on the Distribution
                   Date set forth above                                                                $2,954,037.92

          (t)      The amount of the distribution set forth in
                   paragraph A.1. (s) above in respect of interest                                       $431,223.63

          (u)      The amount of the distribution set forth in
                   in paragraph A.1. (s) above in respect of principal                                 $2,522,814.29

          (v)      The amount of the distribution set forth in
                   paragraph A.1. (s) above, per  $1,000                                                      $29.54

          (w)      The amount of the distribution set forth in
                   paragraph A.1. (t) above, per $1,000                                                        $4.31

          (x)      The amount of the distribution set forth in
                   paragraph A.1. (u) above, per $1,000                                                       $25.23

          (y)      The aggregate amount of the distribution
                   to Class A-5 Noteholders on the Distribution
                   Date set forth above                                                                   $91,417.71

          (z)      The amount of the distribution set forth in
                   paragraph A.1. (y) above in respect of interest                                        $91,417.71

          (aa)     The amount of the distribution set forth in
                   in paragraph A.1. (y) above in respect of principal                                         $0.00

          (bb)     The amount of the distribution set forth in
                   paragraph A.1. (y) above, per  $1,000                                                       $4.91

          (cc)     The amount of the distribution set forth in
                   paragraph A.1. (z) above, per $1,000                                                         4.91

          (dd)     The amount of the distribution set forth in
                   paragraph A.1. (aa) above, per $1,000                                                        0.00

B.   Information Regarding the Performance of the Trust.
     1             Pool and Notes Balances.
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection Period                                $283,596,130.40

          (b)      The aggregate principal amount of the Securities as
                   of the close of business on the last day set forth
                   above, after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(u),(aa) above                $276,240,986.69

          (c)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                         0.9740647

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                      $532,856.94

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                      $5,908.25

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                        $16.40

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                         $0.01

          (e)      The amount of any unpaid Servicing Fee                                                      $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                              $0.00

                   The number and aggregate Purchase Amount of
                   Receivables that became Purchased Receivables
                   during the related Collection Period
                          Number                                                                                   0
                          Aggregate Purchase Amount                                                            $0.00

     3    Payment Shortfalls.
          (a)      The amount of the Class A-1 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                    $0.00

          (b)      The amount of the Class A-2 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                    $0.00

          (c)      The amount of the Class A-3 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                    $0.00

          (d)      The amount of the Class A-4 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (t) above                                                                    $0.00

          (e)      The amount of the Class A-5 Interest Carryover shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1. (z) above                                                                    $0.00

          (f)      The amount of the Class A Principal Carryover Shortfall
                   after giving effect to the payments set forth in
                   paragraph A.1.(c),(i),(o),(u),(aa) above                                                    $0.00

     4    Spread Account.
          (a)      The Specified Spread Account Balance with
                   respect to such Distribution Date and the Spread
                   Account Balance on the Distribution Date
                   set forth above, after giving effect to
                   distributions made on such Distribution Date
                          Specified Spread Account Balance                                            $85,634,705.87
                          Spread Account Balance                                                      $22,406,746.95

          (b)      The change in the spread account on the Distribution
                   Date set forth above                                                                $1,983,411.52

     5    Policy.
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                 $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                     $559,209.07

     6    Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                   $1,091,555.15

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                            $0.00

          (c)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid, including
                   unearned finance and other charges, for
                   which Obligors are delinquent between
                   31 and 59 days
                          Number                                                                                 361
                          Aggregate Gross Amount                                                       $4,757,000.00

          (d)      The number of Receivables and the aggregate
                   gross amount scheduled to be paid,
                   including unearned finance and other
                   charges, for which Obligors are delinquent
                   60 days or more
                          Number                                                                                 160
                          Aggregate Gross Amount                                                       $2,081,000.00

     7    Performance Triggers.
          (a)      Delinquency Ratio                                                                            2.30%

          (b)      Average Delinquency Ratio                                                                    2.66%

          (c)      Cumulative Default Ratio                                                                     2.33%

          (d)      Cumulative Net Loss Ratio                                                                    1.15%

          (e)      Is a Portfolio Performance Test violation continuing?                                          No

          (f)      Has an Insurance Agreement Event of Default occurred?                                         Yes



CPS AUTO RECEIVABLES TRUST 1998-4
STATEMENT TO NOTEHOLDERS

IS THERE A DEFICIENCY CLAIM AMOUNT?                                                                               NO
     DEFICIENCY CLAIM AMOUNT                                                                                    0.00

INPUTS
     GROSS COLLECTION PROCEEDS:                                                                        11,760,895.96
     LOCK BOX NSF ITEMS:                                                                                 (121,185.28)
     TOTAL COLLECTION PROCEEDS:                                                                        11,639,710.68
     FOR DISTRIBUTION DATE:                                                                                  5/17/99
     FOR DETERMINATION DATE:                                                                                 5/10/99
     FOR COLLECTION PERIOD:                                                                                     4/99

     COLLATERAL ACTIVITY INFORMATION
          PRINCIPAL
          Beginning Principal Balance                                                                 283,596,130.40
          Beginning Principal Balance of Subsequent Receivables Transferred                                     0.00
                                                                                                      ---------------
          Aggregate Beginning Principal Balance                                                       283,596,130.40
                                 Principal portion of payments collected (non-prepayments)                              3,610,421.21
                                 Prepayments in full allocable to principal                                             2,056,728.00
                          Collections allocable to principal                                            5,667,149.21
                          Partial prepayments relating to various contracts or policies                         0.00
                          Liquidation Proceeds allocable to principal                                     596,439.35
                          Purchase Amounts allocable to principal                                               0.00
                                                                                                      ---------------
                   Total Principal                                                                      6,263,588.56

                   Realized Losses                                                                      1,091,555.15
                   Cram Down Losses                                                                             0.00

          Ending Principal Balance                                                                    276,240,986.69

          PREFUNDING
                   Original Amount in Prefunding Account                                               34,352,728.96
                   Subsequent Loans Sold to the Trust                                                  34,352,728.96
                                                                                                      ---------------
                   Balance of Prefunding Account                                                                0.00



          INTEREST
                          Collections allocable to interest                                             5,340,660.80
                          Liquidation Proceeds allocable to interest                                            0.00
                          Purchase Amounts allocable to interest                                                0.00
                          Recoveries from Liquidated Receivables from prior periods                        35,461.32
                                                                                                      ---------------
                   Total Interest                                                                       5,376,122.12

     NOTE INFORMATION
          Beginning of Period Class A-1 Principal Balance                                              15,152,657.67
          Beginning of Period Class A-2 Principal Balance                                              77,500,000.00
          Beginning of Period Class A-3 Principal Balance                                              81,375,000.00
          Beginning of Period Class A-4 Principal Balance                                              90,943,472.73
          Beginning of Period Class A-5 Principal Balance                                              18,625,000.00

     MISCELLANEOUS BALANCES
          Beginning of Period Spread Account Balance                                                   20,423,335.44
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                           60,196.72
          Scheduled Payments due in Collection Period                                                   8,321,061.42
          Scheduled Payments collected in Collection Period                                             8,951,082.01
          Aggregate Amount of Realized Losses for preceding Distribution Date                           1,091,555.15

     MISCELLANEOUS CURRENT EXPENSES
          Trustee's out-of-pocket expenses                                                                  1,203.96
          Collateral Agent's expenses                                                                           0.00
          Transition Expenses to Standby Servicer                                                               0.00
          Transition Expenses to successor Servicer                                                             0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                         0.00

     MISCELLANEOUS UNPAID AMOUNTS FROM PRIOR COLLECTION PERIODS
          Unpaid Standby Fee from prior Collection Periods                                                      0.00
          Unpaid Servicing Fee from prior Collection Periods                                                    0.00
          Unpaid Trustee Fee from prior Collection Periods                                                      0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                 0.00
          Unpaid Collateral Agent Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                        0.00

     DELINQUENCY INFORMATION                                                                                         Aggregate Gross
                                                                                                                     Amount
                                                                                                 # of Receivables    of Receivables
          31 - 59 days delinquent                                                                                361   4,757,000.00
          60 - 89 days delinquent                                                                                160   2,081,000.00
          90 - 119 days delinquent                                                                                85     981,000.00
          120+ days delinquent                                                                                    69     847,000.00

     PURCHASED RECEIVABLES                                                                                           Aggregate
                                                                                                                     Purchase Amt
                                                                                                 # of Receivables    of Receivables
                                                                                                                   0           0.00

     INFORMATION FOR PORTFOLIO PERFORMANCE TESTS
          Principal Balance of all Receivables delinquent more than 30 days as of the close
                   of business on the last day of the related Collection Period.                        6,838,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of the close of business on the last day of the related Collection Period
                   and that were delinquent 30 days or more.                                                    0.00
          Principal Balance of all Receivables that became Defaulted Receivables
                   during the related Collection Period.                                                1,897,771.89

          Delinquency Ratio for second preceding Determination Date                                             2.41%
          Delinquency Ratio for third preceding Determination Date                                              3.26%

          Cumulative Defaults for preceding Determination Date                                          5,323,165.54

          Cumulative Net Losses for preceding Determination Date                                        2,669,567.98
          Does a Trigger Event Exist?                                                                              N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                              N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                              Y

CALCULATIONS

     INTEREST RESERVE ACCOUNT
          Weighted Average of the Interest Rates and Pass-Through Rates                                       5.7174%
          Minus 2.5% (the assumed yield)                                                                        2.50%
                                                                                                      ---------------
                                                                                                              3.2174%
          Divided by 360                                                                                      0.0089%
          Times the prefunded amount                                                                            0.00
          Times the number of days outstanding in prefunding period (12/4 - 2/15)                              73.00
                                                                                                      ---------------
          Requisite Reserve Amount                                                                              0.00
          Amount in Interest Reserve Account                                                                    0.00
                                                                                                      ---------------
          Excess in Interest Reserve Account                                                                    0.00

     TOTAL DISTRIBUTION AMOUNT
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                             11,007,810.01
                          Liquidation Proceeds                                                            596,439.35
                          Recoveries                                                                       35,461.32
                          Purchase Amounts                                                                      0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                           0.00
                          Excess released from Interest Reserve Account                                         0.00
                          Investment earnings from Note Distribution Account                                    0.00
                          Investment earnings from Prefunding Account                                      52,565.82
                          Investment earnings from Interest Reserve Account                                     1.25
                          Investment earnings from Collection Account                                      39,573.32
                                                                                                      ---------------
          TOTAL DISTRIBUTION AMOUNT                                                                    11,731,851.07
     DISTRIBUTABLE AMOUNT
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                     3,610,421.21
                          Prepayments in full allocable to principal                                    2,056,728.00
                          Principal Balance of Liquidated Receivables                                   1,687,994.50
                          Purchase Amounts allocable to principal                                               0.00
                          Cram Down Losses                                                                      0.00
                                                                                                      ---------------
                   Principal Distributable Amount                                                       7,355,143.71

          Sequential Pay Noteholders' Percentage (A-1, A-2 & A-3)
                   Have the Class A-4 Notes been reduced to 0?                                                    No
                   Sequential Noteholders Percentage                                                            65.7%
                   If Class A-4 Notes have been reduced to 0                                                   100.0%

          Sequential Pay Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       7,355,143.71
                   Sequential Pay Noteholders Percentage                                                        65.7%
                                                                                                      ---------------
                   Sequential Pay Noteholders' Principal Distributable Amount                           4,832,329.42

          Class A-4 Noteholders's Percentage
                   Have the Sequential Pay Notes been reduced to 0?                                               No
                   Class A-4 Noteholder's Percentage                                                            34.3%
                   If Sequential Pay Notes have been reduced to 0                                              100.0%

          Class A-4 Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                       7,355,143.71
                   Class A-4 Noteholders Percentage                                                             34.3%
                                                                                                      ---------------
                   Class A-4 Noteholders' Principal Distributable Amount                                2,522,814.29

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  15,152,657.67
                   Multiplied by the Note Rate                                                                5.4730%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0888889
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   73,716.00

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  77,500,000.00
                   Multiplied by the Note Rate                                                                5.7900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  373,937.50

          Class A-3 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  81,375,000.00
                   Multiplied by the Note Rate                                                                5.7400%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  389,243.75

          Class A-4 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  90,943,472.73
                   Multiplied by the Note Rate                                                                5.6900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                  431,223.63

          Class A-5 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                  18,625,000.00
                   Multiplied by the Note Rate                                                                5.8900%
                   Multiplied by actual/360, or for the first Distribution Date, by 11/360                 0.0833333
                                                                                                      ---------------
                   Class A Interest Distributable Amount                                                   91,417.71

          Excess Interest Amount
                   Total Distribution Amount                                                           11,731,851.07
                   minus
                   Class A Principal and Interest Distributable Amount                                  8,714,682.30
                   Class A Interest Carryover Shortfall                                                         0.00
                   Class A Principal Carryover Shortfall                                                        0.00
                   Trustee and Collateral Agent distributions                                               4,748.92
                   Standby Servicer distributions                                                           5,908.25
                   Servicer distributions                                                                 532,856.94
                   Insurance and Reimbursement Obligations                                                559,209.07
                                                                                                      ---------------
                                                                                                        1,914,445.59
CARRYOVER SHORTFALLS FROM PRIOR PERIODS
Sequential Pay Noteholders' Principal Carryover Shortfall                                                       0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3  Principal Carryover Shortfall from previous period                                                   0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Principal Carryover Shortfall from previous period                                                    0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-1 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-2 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-3 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-4 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00

Class A-5 Interest Carryover Shortfall from previous period                                                     0.00
                                                                                                      ---------------
                                                                                                                0.00


Calculations
     Distributions (Pursuant to Section 5.7(a) of the Sale and Servicing Agreement):
                                                                                                              Use
                                                                                                              ---
          (i)        Standby Servicer Fee                                                                   5,908.25
                     Backup Servicer  Fee                                                                   6,500.00
                     Servicing Fee (2.0%)                                                                 472,660.22
                     Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                60,196.72
                     Unpaid Standby Fee from prior Collection Periods                                           0.00
                     Unpaid Servicing Fee from prior Collection Periods                                         0.00
          (ii)       Transition Expenses to Standby Servicer                                                    0.00
          (iii)      Indenture Trustee Fee                                                                  1,772.48
                     Indenture Trustee's out-of-pocket expenses                                             1,203.96
                     Unpaid Indenture Trustee Fee from prior Collection Periods                                 0.00
                     Unpaid Indenture Trustee's out-of-pocket exp. - prior Collection Periods                   0.00
                     Owner Trustee Fee                                                                          0.00
                     Owner Trustee's out-of-pocket expenses                                                     0.00
                     Unpaid Owner Trustee Fee from prior Collection Periods                                     0.00
                     Unpaid Owner Trustee's out-of-pocket exp - prior Collection Periods                        0.00
          (iv)       Collateral Agent Fee                                                                   1,772.48
                     Collateral Agent Expenses                                                                  0.00
                     Unpaid Collateral Agent Fee from prior Collection Periods                                  0.00
                     Unpaid Collateral Agent Expenses from prior Collection Periods                             0.00
          (v)    (A) Class A-1 Interest Distributable Amount - Current Month                               73,716.00
                     Prior Month(s) Class A-1 Interest Carryover Shortfall                                      0.00
                     Class A-1 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-1 Interest Carryover Shortfall                                       0.00
                     Class A-1 Interest Distributable Amount                                               73,716.00
                 (B) Class A-2 Interest Distributable Amount - Current Month                              373,937.50
                     Prior Month(s) Class A-2 Interest Carryover Shortfall                                      0.00
                     Class A-2 Interest Carryover Shortfall                                                     0.00
                     Interest on Interest Carryover from Prior Months                                           0.00
                     Current Month Class A-2 Interest Carryover Shortfall                                       0.00
                     Class A-2 Interest Distributable Amount                                              373,937.50
                 (C) Class A-3 Interest Distributable Amount - Current Month                              389,243.75
                     Class A-3 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-3 Interest Shortfall                                                 0.00
                     Adjusted Class A-3 Interest Distributable Amount                                     389,243.75
                 (D) Class A-4 Interest Distributable Amount - Current Month                              431,223.63
                     Class A-4 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-4 Interest Shortfall                                                 0.00
                     Adjusted Class A-4 Interest Distributable Amount                                     431,223.63
                 (E) Class A-5 Interest Distributable Amount - Current Month                               91,417.71
                     Class A-5 Note Interest Carryover Shortfall - Previous Month(s)                            0.00
                     Interest on Interest Shortfall - Previous Month(s)                                         0.00
                     Current Month Class A-5 Interest Shortfall                                                 0.00
                     Adjusted Class A-5 Interest Distributable Amount                                      91,417.71
          (vi)       Sequential Pay Noteholders' Principal Distributable Amount                         4,832,329.42
                     Class A Principal Carryover Shortfall - Previous Month(s)                                  0.00
                     Current Month Class A Principal Shortfall                                                  0.00
                     Withdrawal from Spread Account to Cover Shortfall                                          0.00
                     Class A Total Adjusted Distributable Amount                                        4,832,329.42
                     Class A Principal Distribution Amount to Class A-1                                 4,832,329.42
                     Class A Principal Distribution Amount to Class A-2                                         0.00
                     Class A Principal Distribution Amount to Class A-3                                         0.00
          (vii)      Class A-4 Principal Distributable Amount                                           2,522,814.29
                     Class A Principal Distribution Amount to Class A-5                                         0.00
          (viii)     Note Insurer Premium                                                                 115,100.41
                     Short-Term Reinsurance                                                                33,074.51
                     Long-Term Reinsurance                                                                180,833.33
                     Note Insurer Premium Supplement                                                      230,200.82
                     Other Reimbursement Obligations to Note Insurer                                            0.00
          (ix)       Transition Expenses to successor Servicer                                                  0.00
                     Spread Account Deposit (withdrawal)                                                1,907,945.59

     SECURITIES BALANCE
          Class A-1 Beginning of Period Principal Amount                                               15,152,657.67
                     Class A-1 Principal Distributions                                                  4,832,329.42
          Class A-1 End of Period Principal Amount                                                     10,320,328.26

          Class A-2 Beginning of Period Principal Amount                                               77,500,000.00
                     Class A-2 Principal Distributions                                                          0.00
          Class A-2 End of Period Principal Amount                                                     77,500,000.00

          Class A-3 Beginning of Period Principal Amount                                               81,375,000.00
                     Class A-3 Principal Distributable Amount                                                   0.00
          Class A-3 End of Period Principal Amount                                                     81,375,000.00

          Class A-4 Beginning of Period Principal Amount                                               90,943,472.73
                     Class A-4 Principal Distributable Amount                                           2,522,814.29
          Class A-4 End of Period Principal Amount                                                     88,420,658.44

          Class A-5 Beginning of Period Principal Amount                                               18,625,000.00
                     Class A-5 Principal Distributable Amount                                                   0.00
          Class A-5 End of Period Principal Amount                                                     18,625,000.00

          Aggregate Ending Securities Balance                                                         276,240,986.69

CLASS A-1 DEFICIENCY - INTEREST
     (i)      Total Distribution Amount Available                                                      11,731,851.07
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(i) thru (v)A                623,730.11
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                           NO
              Amount Remaining for Further Distribution/(Deficiency)                                   11,108,120.96

CLASS A-2 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)B                        11,108,120.96
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)B                         373,937.50
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,734,183.46

CLASS A-3 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)C                        10,734,183.46
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)C                         389,243.75
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                   10,344,939.71

CLASS A-4 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)D                        10,344,939.71
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)D                         431,223.63
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,913,716.08

CLASS A-5 DEFICIENCY - INTEREST
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(v)E                         9,913,716.08
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(v)E                          91,417.71
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
     (iv)     Interest on Prior month(s) carryover shortfalls                                                   0.00
     (v)      Interest on Interest of prior month(s) carryover shortfalls                                       0.00
              If (i) is less than sum of (ii) - (v), there is a Class B Deficiency                                NO
              Amount Remaining for Further Distribution/(Deficiency)                                    9,822,298.37

SEQUENTIAL PAY NOTES DEFICIENCY - PRINCIPAL (A-1, A-2 & A-3)
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vi)                         9,822,298.37
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vi)                       4,832,329.42
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    4,989,968.95

CLASS A-4 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        4,989,968.95
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                      2,522,814.29
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,467,154.66

CLASS A-5 DEFICIENCY - PRINCIPAL
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(vii)                        2,467,154.66
     (ii)     Current distribution amounts payable pursuant to Section 5.7(a)(vii)                              0.00
     (iii)    Prior month(s) carryover shortfalls                                                               0.00
              Withdrawal from Spread Account to Cover Shortfall                                                 0.00
              If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                         NO
              Amount Remaining for Further Distribution/(Deficiency)                                    2,467,154.66

OTHER DISTRIBUTIONS
     (i)      Amounts available to make payments pursuant to Section 5.7(a)(viii)                       2,467,154.66
     (vi)     Note Insurer Premium                                                                        559,209.07
     (v)      Note Insurer Premium Supplement                                                             230,200.82
              Deficiency Amount                                                                                 0.00
              Withdrawal from Spread Account to Cover Deficiency                                                0.00
              If (i) is less than (ii), there is a Deficiency Claim Amount                                        NO
              Amount Remaining for Further Distribution/(Deficiency)                                    1,677,744.77


CALCULATIONS
              PERFORMANCE MEASURES
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                               6,838,000.00
                                 Purchased receivables more than 30 days delinquent                             0.00
                                                                                                      ---------------
                                 Total                                                                  6,838,000.00

                          Aggregate Gross Principal Balance as of the close of
                                 business on the last day of the Collection Period.                   297,226,043.28

                   DELINQUENCY RATIO                                                                            2.30%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  2.30%
                          Delinquency Ratio for second preceding Determination Date                             2.41%
                          Delinquency Ratio for third preceding Determination Date                              3.26%
                                                                                                      ---------------
                   Average Delinquency Ratio                                                                    2.66%

                   CALCULATION OF CUMULATIVE DEFAULT RATIO
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                  5,323,165.54
                                 Current Period Defaulted Receivables                                   1,897,771.89
                                                                                                      ---------------
                                 Total                                                                  7,220,937.43

                                 Cumulative Defaulted Receivables                                       7,220,937.43

                                 Original Pool Balance                                                275,647,271.04
                                 Add: Subsequent Receivables                                           34,352,728.96
                                                                                                      ---------------
                                 Total Original Balance                                               310,000,000.00

                   Cumulative Default Ratio                                                                     2.33%

                   CALCULATION OF CUMULATIVE NET LOSS RATIO
                          Calculation of 120+ Delinquent Losses:
                                 Principal Balance of Delinquent Accts > 120 days                         847,000.00
                                 Principal Balance of Delinquent Accts >90 <120 days                      981,000.00
                                 Estimated Loss %                                                                 50%
                                                                                                     ----------------
                                 Estimated Loss $'s                                                     1,337,500.00
                          Calculation of Net Losses
                                 Principal Balance plus accrued and unpaid interest of
                                         Liquidated Receivables                                         1,687,994.50

                                 Cram Down Losses                                                               0.00
                                 Net Liquidation Proceeds                                                (631,900.67)
                                                                                                      ---------------
                                 Net Losses                                                             2,393,593.83
                                 Cumulative Previous Net Losses                                         2,669,567.98
                                 Less: Previous Month's Delinquency Loss Estimate                      (1,511,500.00)
                                                                                                      ---------------
                                 Cumulative Net Losses                                                  3,551,661.81
                                 Original Pool Balance                                                310,000,000.00

                   Cumulative Net Loss Ratio                                                                    1.15%



ADDITIONAL POOL INFORMATION:
          Weighted Average Original Term                                                                       57.84
          Weighted Average Remaining Term                                                                      50.34
          Weighted Average Annual Percentage Rate                                                              20.24%

SPREAD ACCOUNT
          Spread Account Cap
                          Current Spread Account %                                                                              7.4%
                          21.0% of Outstanding Notes Balance if no Trigger Event                                      58,010,607.21
                          26.0% of Outstanding Notes Balance if a Trigger Event Exists                                71,822,656.54
                          31.0% of Outstanding Notes Balance if an Insurance Event of Default                         85,634,705.87
                          Is a Trigger Event continuing? (Y/N)                                                                    N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             Y

                   Requisite Amount                                                                    85,634,705.87

          Spread Account Floor
                          2.5% of the Initial Certificate Balance                                                      7,750,000.00
                          Outstanding Certificate Balance                                                            276,240,986.69
                          Minimum Floor                                                                                  100,000.00
                                                                                                                     ---------------
                   Floor Amount                                                                         7,750,000.00


          Required Spread Account Amount                                                                              85,634,705.87
          Beginning of Period Spread Account Balance                                                                  20,423,335.44
          Additional Deposit for Subsequent Receivables Transfer                                                               0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                               1,907,945.59
          Transfer (to) from Cross-Collateralized Spread Accounts                                                              0.00
          Required addition to/(eligible withdrawal from) Spread Account                                              63,303,424.85
          Earnings on Spread Account Balance                                                                              75,465.93
          Amount of Spread Account deposit (withdrawal)                                                                        0.00
          Net Spread Account Withdrawal to Seller                                                                              0.00
          Ending Spread Account Balance                                                                               22,406,746.95



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc., have executed this Servicer's Certificate as of the Determination Date set forth above.

                        CONSUMER PORTFOLIO SERVICES, INC.

                By:
                        ---------------------------------
                Name:           James L. Stock
                        ---------------------------------
                Title:          Vice President
                        ---------------------------------